UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report September 30, 2008	Attractive Monthly Income and Portfolio Diversification Potential

Nuveen Investments

Taxable Bond Funds

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Income Fund

Nuveen High Yield Bond Fund

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Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. We will miss his wise counsel. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

First and most important, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments, the Dividend and Share Price Information and the Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 21, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Manager’s Comments

The Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Income Fund and Nuveen High Yield Bond Fund feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management. We recently spoke with Andrew Stenwall, Chief Investment Officer and Co-Director of Taxable Fixed Income at Nuveen Asset Management, and the Funds’ portfolio manager, about the economic environment, performance and management of the Funds during the twelve-month reporting period ended September 30, 2008.

How would you describe the economic and bond market environment for the twelve-month reporting period?

The reporting period was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a U.S. recession, especially as the impact began to spread beyond mortgage lenders to banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term Fed Funds rate five times during the period, bringing the rate to 2.00% as of September 30, 2008 (On October 8, 2008, and October 29, 2008, following the end of this reporting period, the Fed announced two additional cuts of 50 basis points each, bringing the fed funds rate to 1.00%, its lowest level since June 2003.) In addition, inflation worries and a potential global economic slowdown impacted global central bank policies, which created changes in yield curves around the world.

In September 2008, many markets exhibited extreme volatility in the face of the failure or rescue of several large financial institutions, including Fannie Mae, Freddie Mac, Lehman Brothers and AIG. As investors fled to the safety of U.S. Treasuries, all other asset classes were subject to indiscriminate selling. Inflation fears were replaced with recession concerns amid increasing evidence of a general slowdown in U.S. economic growth.

The turmoil toward the end of the reporting period led to an unprecedented government response, culminating with the passage of the $700 billion Troubled Asset Recovery Program (TARP) shortly after the reporting period ended. At the time this report was prepared, it was still unclear how the markets would react to this and the efforts undertaken by the Federal Reserve and U. S. Treasury.

How did the Funds perform during the twelve-month period ended September 30, 2008?

The table on page three provides performance information for the Funds’ Class A shares for the one-year and since inception periods ended September 30, 2008. Each Fund’s returns are compared with a comparative index and Lipper peer fund category average. The twelve-month total returns on net asset value (NAV) of the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Income Fund outperformed their respective Lipper peer group averages, but underperformed their unmanaged benchmark indices. The Nuveen High Yield Bond Fund outperformed both its unmanaged benchmark index and Lipper peer group average during the reporting period.

What are the Funds’ investment strategies and how were they applied during the twelve-month period ending September 30, 2008? How did these strategies influence performance?

We continued to manage the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Income Fund with similar strategies. Both Funds invested principally in U.S. government securities; mortgage-related securities issued by governments, or their agencies, or instrumentalities; corporate debt securities; foreign debt securities; and asset-backed securities. In addition, in an effort to enhance returns and manage risk, both Funds employed a variety of strategies that might at various times include the use of futures,

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Total Returns as of 9/30/08

	Average Annual
	1-Year	Since Inception (12/20/2004)
Nuveen Short Duration Bond Fund A Shares at NAV A Shares at Offer	4.03% 1.93%	3.54% 2.99%
Lipper Short Investment Grade Debt Funds Index[1]	-2.49%	1.59%
Citigroup 1-3 Year Treasury Index[2]	6.29%	4.43%

Nuveen Multi-Strategy Income Fund A Shares at NAV A Shares at Offer	3.57% 0.30%	3.35% 2.31%
Lipper Intermediate Investment Grade Debt Funds Index[3]	-2.43%	1.45%
Citigroup Broad Investment Grade Bond Index[4]	4.48%	4.09%

Nuveen High Yield Bond Fund A Shares at NAV A Shares at Offer	-6.41% -10.83%	2.92% 1.60%
Lipper High Current Yield Funds Index[5]	-10.99%	0.83%
Citigroup High Yield BB/B Index[6]	-9.69%	1.62%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Maximum sales charges for Class A shares of each Fund are 2.00% for Nuveen Short Duration Bond Fund, 3.75% for Nuveen Multi-Strategy Income Fund, and 4.75% for Nuveen High Yield Bond Fund. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

options, swaps, and other derivative instruments to create debt or foreign currency exposures, with each position designed to take advantage of or offer some protection against the current global economic environment by accessing the expected relative performance of different sectors of the fixed-income market.

The general rally in U.S. Treasury securities, especially on the short end of the yield curve toward the end of the reporting period, was the primary reason the Nuveen Short Duration Bond Fund underperformed the Citigroup 1-3 Year Treasury Index. This also was a reason why the Nuveen Multi-Strategy Income Fund underperformed the Citigroup Broad Investment Grade Bond Index. Additionally, relatively larger holdings of high yield corporate bond exposure hurt the performance of both Funds as high yield bonds generally did not do well in the increasingly turbulent environment. Many investment grade corporate bonds also struggled in comparison with U.S. Treasuries, which also detracted from performance in the Nuveen Short Duration Bond Fund.

1	The Lipper Short Investment Grade Debt Funds Index represents the average annualized total returns for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category for the period ended September 30, 2008. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

2	The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The since inception data for the Index represents returns for the period 12/31/04 – 9/30/08, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

3	The Lipper Intermediate Investment Grade Debt Funds Index represents the average annualized total returns for the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category for the period ended September 30, 2008. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

4	The Citigroup Broad Investment Grade Bond Index (the “BIG” Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. The since inception data for the Index represents returns for the period 12/31/04 – 9/30/08, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

5	The Lipper High Current Yield Funds Index represents the average annualized total returns for the 30 largest funds in the Lipper High Current Yield Funds Category for the period ended September 30, 2008. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

6	The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The since inception data for the Index represents returns for the period 12/31/04 – 9/30/08, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

Annual Report    Page 3

Conversely, a relative underweight in investment grade corporate exposure in the Nuveen Multi-Strategy Income Fund positively contributed to that Fund’s performance, and a small allocation to global interest rate exposure made positive contributions to relative performance of each Fund. In particular, positions in Mexico, Australia, New Zealand and Columbia performed well.

Relative overweights to asset-backed securities in both Funds made negative contributions to their performance as this sector generally did not do well. However, the Nuveen Multi-Strategy Income Fund did benefit from the volatility in mortgage-backed securities as it moved from an overweight position to a more neutral position during the third quarter. The Fund also benefited significantly by intentionally limiting its exposure to the financial and banking sectors across all asset classes.

In the Nuveen High Yield Bond Fund, we invested approximately 80% of the Fund’s assets in both domestic and foreign corporate high-yield debt securities. Many of these securities were rated BB or below, or were non-rated, at the time of purchase. The Fund focused primarily on BB and B rated credits while limiting exposure to CCC rated bonds to 10%. At times, in an effort to hedge risk, enhance returns, or substitute for a position, the Fund also invested in futures, total return swaps, credit derivatives or other fixed income derivative instruments.

Though the Fund posted positive performance during the first half 2008, the market collapse in September pushed the Fund to a negative return for the full reporting period. While posting a negative return, the Fund did outperform both its benchmark and Lipper peer group average over the period. While the Fund’s shorter duration relative to the benchmark helped performance, the main contributor to the relatively strong return was individual security selection. This included both under and overweights for specific exposures relative to the exposure in the index. For example, exposure to financials and overweights to metals and mining and broadcasting detracted from performance as these sectors underperformed the broader high yield market. However, portfolio underweights to publishing, autos, gaming and retail stores, which also underperformed, contributed positively to relative performance when compared with an index that held more of these positions.

Annual Report    Page 4

Distribution and Share Price Information

Each Fund paid steady monthly distributions over the course of the period. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

During this reporting period, the Nuveen Short Duration Bond Fund’s A and I Shares had one increase in their regular monthly dividends, while the C Shares had one decrease and one increase. The Nuveen Multi-Strategy Income Fund’s A and I Shares had one increase in their regular monthly dividends, while the B and C Shares had one decrease and one increase, respectively. The Nuveen High Yield Bond Fund’s A and I Shares had one increase and one decrease, respectively, in their regular monthly dividends, while the B and C Shares had no change in their regular monthly dividends. Each Fund’s R3 Shares declared their first monthly distribution on August 8, 2008, and had no change during the remainder of the reporting period.

As of September 30, 2008, the Nuveen Short Duration Bond Fund and the Nuveen Multi- Strategy Income Fund had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. The Nuveen High Yield Bond Fund had a negative UNII balance for financial statement purposes and a zero UNII balance for tax purposes.

As of September 30, 2008, a significant portion of the Nuveen High Yield Bond Fund’s monthly distributions have been characterized as a return of capital, During March 2008, the Fund entered into total return swaps on the Lehman Brothers U.S. High Yield Index in the notional amount of $15 million, in order to help provide the Fund with the desired level of exposure to the fixed-income market. Late in the year, the prices of high yield fixed-income securities sharply declined, causing a significant loss on these total return swaps. These losses were treated as “negative income” and thereby served to substantially erode the Fund’s net investment income, in turn, causing a return of capital. (Note that if the Fund had instead acquired this market exposure through purchases of fixed-income securities in the cash market instead of through total return swaps, these losses would have been treated as capital losses.) The total return swaps expire on March 1, 2009.

As of September 30, 2008, the Fund also had approximately $3.3 million of cash and short-term investments, causing the Fund to have approximately $11.7 million of additional exposure to the fixed-income securities market than the Fund’s net assets of approximately $123 million. This means that the Fund had “economically leveraged” its investments in the fixed-income market on that date to the extent of that additional exposure. Such economic leverage resulted in the Fund, on that date, and for a period before that date and continuing thereafter, experiencing greater losses in a declining market, and greater gains in a

Annual Report    Page 5

Annual Report    Page 6

rising market, than if it were not leveraged in such manner. (See Notes to Financial Statements, Footnote 1 – Swap Contracts for further information on total return swaps and elements of risk associated with entering into such transactions.)

Nuveen Short Duration Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Multi-Strategy Income Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their corresponding indexes. Returns would be different for the other share classes.

The Lipper Short Investment Grade Debt Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category. The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The Lipper Intermediate Investment Grade Debt Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. The Citigroup Broad Investment Grade Bond Index (the “BIG” Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (2.00% for the Nuveen Short Duration Bond Fund and 3.75% for the Nuveen Multi-Strategy Income Fund) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Nuveen High Yield Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. Returns would be different for the other share classes.

The Lipper High Current Yield Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper High Current Yield Funds Category. The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen High Yield Bond Fund returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 8

Fund Spotlight as of 9/30/08 Nuveen Short Duration Bond Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares[6]
Fund Symbol	NSDAX	NSCDX	NSDTX	NSDRX
NAV	$19.31	$19.33	$19.31	$19.30
Latest Monthly Dividend[1]	$0.0745	$0.0620	$0.0710	$.0785
Inception Date	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 2% maximum sales charge. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available only to certain retirement plan clients of financial intermediaries.

Average Annual Total Returns as of 9/30/08

A Shares	NAV	Offer
1-Year	4.03%	1.93%
Since Inception	3.54%	2.99%

C Shares	NAV
1-Year	3.19%
Since Inception	2.77%

R3 Shares	NAV
1-Year	3.75%
Since Inception	3.26%

I Shares	NAV
1-Year	4.29%
Since Inception	3.78%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.63%	4.54%
30-Day Yield[4]	3.32%	—
SEC 30-Day Yield[5]	—	3.26%

C Shares	NAV
Dividend Yield[4]	3.85%
SEC 30-Day Yield[5]	2.57%

R3 Shares	NAV
Dividend Yield[4]	4.41%
SEC 30-Day Yield[5]	3.08%

I Shares	NAV
Dividend Yield[4]	4.88%
SEC 30-Day Yield[5]	3.59%

Portfolio Credit Quality2

Portfolio Allocation3

Net Assets ($000)	$33,494

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.93%	0.58%	9/30/07
Class C	2.42%	1.34%	9/30/07
Class R3	1.88%	0.88%	8/04/08
Class I	1.34%	0.34%	9/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year divided by the Fund’s average net assets during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Paid October 1, 2008. This is the latest monthly dividend declared during the period ended September 30, 2008.

2	As a percentage of total investments (excluding repurchase agreements, call swaptions written and derivative transactions) as of September 30, 2008. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding call swaptions written and derivative transactions) as of September 30, 2008. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

Annual Report    Page 9

Fund Spotlight as of 9/30/08 Nuveen Short Duration Bond Fund

Corporate Debt: Industries[1]
Oil, Gas & Consumable Fuels	13.9%
Diversified Telecommunication Services	10.8%
Electric Utilities	10.7%
Aerospace & Defense	7.9%
Media	5.4%
Commercial Services & Supplies	4.4%
Multi-Utilities	3.5%
Diversified Financial Services	3.5%
Computers & Peripherals	3.2%
Energy Equipment & Services	3.0%
Commercial Banks	3.0%
Consumer Finance	2.4%
Wireless Telecommunication Services	2.0%
Household Products	1.7%
Electrical Equipment	1.5%
Metals and Mining	1.5%
Pharmaceuticals	1.5%
Software	1.5%
Machinery	1.5%
Communications Equipment	1.5%
Food and Staples Retailing	1.5%
Other	14.1%
1	As a percentage of total corporate debt holdings as of September 30, 2008. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/08)	$1,002.90	$998.50	$996.00	$1,004.10	$1,021.85	$1,018.10	$1,020.65	$1,023.05
Expenses Incurred During Period	$3.15	$6.89	$1.38	$1.95	$3.14	$6.96	$1.39	$1.97

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .63%, 1.38% and .39% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of .87% multiplied by the average account value over the period, multiplied by 58/366 (to reflect the 58 days in the period since the class commencement of operations).

Annual Report    Page 10

Fund Spotlight as of 9/30/08 Nuveen Multi-Strategy Income Fund

Quick Facts
	A Shares	B Shares[6]	C Shares	R3 Shares	I Shares[6]
Fund Symbol	NCBAX	NBCBX	NCBCX	NMSTX	NCBRX
NAV	$19.06	$19.15	$19.08	$19.04	$19.05
Latest Monthly Dividend[1]	$0.0800	$0.0675	$0.0675	$0.0760	$0.0840
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available only to certain retirement plan clients of financial intermediaries.

Average Annual Total Returns as of 9/30/08

A Shares	NAV	Offer
1-Year	3.57%	-0.30%
Since Inception	3.35%	2.31%

B Shares	w/o CDSC	w/CDSC
1-Year	3.04%	-0.91%
Since Inception	2.70%	1.99%

C Shares	NAV
1-Year	2.84%
Since Inception	2.59%

R3 Shares	NAV
1-Year	3.29%
Since Inception	3.09%

I Shares	NAV
1-Year	3.83%
Since Inception	3.60%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	5.04%	4.85%
30-Day Yield[4]	3.34%	—
SEC 30-Day Yield[5]	—	3.22%

B Shares	NAV
Dividend Yield[4]	4.23%
SEC 30-Day Yield[5]	2.57%

C Shares	NAV
Dividend Yield[4]	4.25%
SEC 30-Day Yield[5]	2.56%

R3 Shares	NAV
Dividend Yield[4]	4.79%
SEC 30-Day Yield[5]	3.08%

I Shares	NAV
Dividend Yield[4]	5.29%
SEC 30-Day Yield[5]	3.59%

Portfolio Credit Quality2

Portfolio Allocation3

Net Assets ($000)	$60,375

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.32%	0.72%	9/30/07
Class B	3.14%	1.41%	9/30/07
Class C	2.98%	1.47%	9/30/07
Class R3	2.40%	0.98%	8/04/08
Class I	1.86%	0.47%	9/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year divided by the Fund’s average net assets during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Paid October 1, 2008. This is the latest monthly dividend declared during the period ended September 30, 2008.

2	As a percentage of total investments (excluding repurchase agreements, call swaptions written and derivative transactions) as of September 30, 2008. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding call swaptions written and derivative transactions) as of September 30, 2008. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

Annual Report    Page 11

Fund Spotlight as of 9/30/08 Nuveen Multi-Strategy Income Fund

Corporate Debt: Industries[1]
Metals & Mining	9.4%
Media	8.0%
Oil, Gas and Consumable Fuels	7.6%
Diversified Telecommunication Services	7.2%
Energy Equipment & Services	6.6%
Electric Utilites	5.9%
Wireless Telecommunication Services	4.8%
Commercial Services & Supplies	4.0%
Aerospace & Defense	3.7%
Containers & Packaging	3.6%
Health Care Providers & Services	3.3%
Paper & Forest Products	3.3%
Consumer Finance	3.1%
Chemicals	2.6%
Multi-Line Retail	2.5%
Commercial Banks	2.4%
Building Products	2.3%
IT Services	1.9%
Diversified Financial Services	1.8%
Multi-Utilities	1.6%
Other	14.4%
1	As a percentage of total corporate debt holdings as of September 30, 2008. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)

	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/08)	$1,003.10	$1,001.20	$999.10	$1,006.40	$1,003.80	$1,021.35	$1,019.45	$1,017.55	$1,020.05	$1,022.55
Expenses Incurred During Period	$3.66	$5.55	$7.45	$1.57	$2.45	$3.69	$5.60	$7.52	$1.58	$2.48

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .73%, 1.11%, 1.49% and .49% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of .99% multiplied by the average account value over the period, multiplied by 58/366 (to reflect the 58 days in the period since the class’ commencement of operations).

Annual Report    Page 12

Fund Spotlight as of 9/30/08 Nuveen High Yield Bond Fund

Quick Facts
	A Shares	B Shares[6]	C Shares	R3 Shares	I Shares[6]
Fund Symbol	NHYAX	NHBYX	NHYCX	NHYTX	NHYRX
NAV	$16.92	$16.91	$16.88	$16.91	$16.90
Latest Monthly Dividend[1]	$0.1220	$0.1105	$0.1105	$0.1175	$0.1260
Inception Date	12/20/04	12/20/04	12/20/04	8/04/08	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will flu’ctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available only to certain retirement plan clients of financial intermediaries.

Average Annual Total Returns as of 9/30/08

A Shares	NAV	Offer
1-Year	-6.41%	-10.83%
Since Inception	2.92%	1.60%

B Shares	w/o CDSC	w/CDSC
1-Year	-7.17%	-10.63%
Since Inception	2.11%	1.47%

C Shares	NAV
1-Year	-7.13%
Since Inception	2.08%

R3 Shares	NAV
1-Year	-6.68%
Since Inception	2.63%

I Shares	NAV
1-Year	-6.18%
Since Inception	3.15%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	8.65%	8.24%
30-Day Yield[4]	12.17%	—
SEC 30-Day Yield[5]	—	11.58%

B Shares	NAV
Dividend Yield[4]	7.84%
SEC 30-Day Yield[5]	11.57%

C Shares	NAV
Dividend Yield[4]	7.86%
SEC 30-Day Yield[5]	11.55%

R3 Shares	NAV
Dividend Yield[4]	8.34%
SEC 30-Day Yield[5]	12.13%

I Shares	NAV
Dividend Yield[4]	8.95%
SEC 30-Day Yield[5]	12.40%

Portfolio Credit Quality 2

Portfolio Allocation3

Net Assets ($000)	$123,009

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.83%	0.82%	9/30/07
Class B	2.50%	1.57%	9/30/07
Class C	2.54%	1.57%	9/30/07
Class R3	1.99%	1.08%	8/04/08
Class I	1.43%	0.56%	9/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year divided by the Fund’s average net assets during the most recent fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through January 31, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Paid October 1, 2008. This is the latest monthly dividend declared during the period ended September 30, 2008.

2	As a percentage of total investments (excluding repurchase agreements and derivative transactions) as of September 30, 2008. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding derivative transactions) as of September 30, 2008. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

Annual Report    Page 13

Fund Spotlight as of 9/30/08 Nuveen High Yield Bond Fund

Corporate Debt: Industries[1]
Metals & Mining	13.2%
Energy Equipment & Services	10.3%
Containers & Packaging	6.6%
Commercial Services & Supplies	5.8%
Electric Utilities	5.2%
Consumer Finance	5.2%
Aerospace & Defense	4.8%
Oil, Gas and Consumable Fuels	4.3%
Media	4.0%
Diversified Telecommunication Services	3.8%
Multi-Utilities	3.4%
Chemicals	3.3%
Wireless Telecommunication Services	3.1%
Health Care Providers & Services	3.1%
Hotels, Restaurants & Leisure	2.8%
Auto Components	2.2%
IT Services	1.9%
Paper & Forest Products	1.8%
Commercial Banks	1.5%
Other	13.7%

1	As a percentage of total corporate debt holdings as of September 30, 2008. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)

	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/08)	$963.70	$959.50	$960.00	$934.30	$964.90	$1,020.85	$1,017.05	$1,017.05	$1,019.65	$1,022.10
Expenses Incurred During Period	$4.07	$7.79	$7.79	$1.64	$2.85	$4.19	$8.02	$8.02	$1.71	$2.93

For each Class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .83%, 1.59%, 1.59% and .58% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.07% multiplied by the average account value over the period, multiplied by 58/366 (to reflect the 58 days in the period since the class’ commencement of operations).

Annual Report    Page 14

Portfolio of Investments

Nuveen Short Duration Bond Fund

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 25.9%

	Aerospace & Defense – 2.1%

$120	BAE Systems Holdings	6.400%	12/15/11	BBB+	$124,115

100	Boeing Capital Corporation	6.500%	2/15/12	A+	106,344

50	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B	49,000

45	DRS Technologies Inc.	6.875%	11/01/13	B	44,775

150	Honeywell International Inc.	7.500%	3/01/10	A	157,806

200	Lockheed Martin Corporation	8.200%	12/01/09	A–	207,527
665	Total Aerospace & Defense				689,567
	Auto Components – 0.2%

50	Goodyear Tire & Rubber Company	6.678%	12/01/09	BB–	49,250
	Automobiles – 0.2%

50	General Motors Finance of Nova Scotia	6.850%	10/15/08	B–	49,625
	Beverages – 0.4%

125	Diageo Finance BV	3.875%	4/01/11	A–	123,800
	Chemicals – 0.3%

65	ARCO Chemical Company	10.250%	11/01/10	B–	58,825

50	NOVA Chemicals Corporation	7.400%	4/01/09	B+	49,750
115	Total Chemicals				108,575
	Commercial Banks – 0.8%

125	Nationsbank Corporation	6.600%	5/15/10	Aa3	123,084

135	Wells Fargo & Company	4.200%	1/15/10	AA+	133,188
260	Total Commercial Banks				256,272
	Commercial Services & Supplies – 1.1%

60	Allied Waste North America	6.500%	11/15/10	BB	58,950

50	Interface, Inc.	10.375%	2/01/10	BB–	51,250

150	International Lease Finance Corporation	6.375%	3/15/09	A–	138,345

125	Waste Management Inc.	7.375%	8/01/10	BBB	129,496
385	Total Commercial Services & Supplies				378,041
	Communications Equipment – 0.4%

125	Cisco Systems, Inc.	5.250%	2/22/11	A+	127,675
	Computers & Peripherals – 0.8%

100	Hewlett Packard Company	6.500%	7/01/12	A	105,227

125	International Business Machines Corporation (IBM)	4.950%	3/22/11	A+	128,290

50	Seagate Technology HDD Holdings	3.538%	10/01/09	BB+	48,000
275	Total Computers & Peripherals				281,517
	Consumer Finance – 0.6%

100	Ford Credit de Mexico Finance S.A	4.904%	3/20/09	N/R	91,730

50	Ford Motor Credit Company	5.800%	1/12/09	B1	47,477

35	Ford Motor Credit Company	9.875%	8/10/11	B1	24,159

50	SLM Corporation	4.000%	1/15/09	Baa2	41,002
235	Total Consumer Finance				204,368

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 0.3%

$50	Owens-Brockway Glass Containers, Guaranteed Senior Note	8.250%	5/15/13	BB	$50,000

60	Tekni-Plex Inc.	10.875%	8/15/12	Caa1	60,300
110	Total Containers & Packaging				110,300
	Diversified Financial Services – 0.9%

153	Bank One Corporation	7.875%	8/01/10	Aa3	156,950

150	General Electric Capital Corporation	4.125%	9/01/09	AAA	148,294
303	Total Diversified Financial Services				305,244
	Diversified Telecommunication Services – 2.8%

225	BellSouth Corporation	4.200%	9/15/09	A	221,999

150	Comcast Corporation	5.450%	11/15/10	BBB+	150,617

125	GTE Corporation – Verizon	7.510%	4/01/09	A	126,795

50	Qwest Capital Funding Inc.	7.000%	8/03/09	B+	49,375

50	Sprint Capital Corporation	6.375%	5/01/09	Baa3	49,007

150	Time Warner Cable Inc.	5.400%	7/02/12	BBB+	142,801

50	US West Communications Inc.	5.625%	11/15/08	BBB–	49,750

150	Verizon Communications	5.875%	1/17/12	A	147,329
950	Total Diversified Telecommunication Services				937,673
	Electric Utilities – 2.8%

150	American Electric Power	5.375%	3/15/10	BBB	150,963

100	Cinergy Corporation	6.530%	12/16/08	BBB+	100,372

125	Exelon Corporation	6.750%	5/01/11	Baa1	126,013

100	FirstEnergy Corporation	6.450%	11/15/11	BBB–	100,547

100	Niagara Mohawk Power Corporation, Series 1998G	7.750%	10/01/08	A3	100,000

50	Orion Power Holdings	12.000%	5/01/10	BB+	48,750

150	Pacific Gas and Electric Company	3.600%	3/01/09	A3	148,808

100	Public Service Electric & Gas Company, Series 2003C	4.000%	11/01/08	A–	99,860

50	TNP Enterprises Inc.	6.250%	1/15/09	Baa3	49,959
925	Total Electric Utilities				925,272
	Electrical Equipment – 0.4%

125	Emerson Electric Company	7.125%	8/15/10	A	133,013
	Energy Equipment & Services – 0.8%

150	El Paso Energy Corporation	6.750%	5/15/09	BB–	149,457

50	Sonat Inc.	7.625%	7/15/11	BB–	50,852

60	Southwestern Energy Company	7.625%	5/01/27	Ba2	61,461
260	Total Energy Equipment & Services				261,770
	Food & Staples Retailing – 0.4%

125	CVS Caremark Corporation	5.750%	8/15/11	BBB+	126,928
	Food Products – 0.3%

100	Campbell Soup Company	5.875%	10/01/08	A	100,000
	Health Care Providers & Services – 0.3%

50	HCA Inc.	8.750%	9/01/10	B–	49,500

50	MedCath Holdings Corporation	9.875%	7/15/12	B–	52,250
100	Total Health Care Providers & Services				101,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 0.2%

$80	Universal City Development Partners	11.750%	4/01/10	B+	$77,500
	Household Durables – 0.2%

50	KB Home	8.625%	12/15/08	B+	50,250

25	Toll Corporation	8.250%	2/01/11	BB+	24,125
75	Total Household Durables				74,375
	Household Products – 0.4%

150	Clorox Company	4.200%	1/15/10	BBB+	148,300
	Independent Power Producers & Energy Traders – 0.2%

50	AES Corporation	8.750%	5/15/13	BB+	50,500
	Industrial Conglomerates – 0.4%

125	Textron Financial Corporation	5.125%	2/03/11	A–	125,248
	IT Services – 0.1%

40	Unisys Corporation	6.875%	3/15/10	B+	37,000
	Machinery – 0.4%

125	John Deere Capital Corporation	5.650%	7/25/11	A	127,894
	Media – 1.3%

50	Cablevision Systems Corporation	8.125%	7/15/09	BB	49,625

50	Clear Channel Communications, Inc.	4.250%	5/15/09	CCC+	47,250

150	Cox Communications, Inc.	7.750%	11/01/10	BBB–	155,627

50	Echostar DBS Corporation	5.750%	10/01/08	BB–	50,000

40	Sinclair Broadcasting Group	8.000%	3/15/12	BB–	38,700

125	Walt Disney Company	5.700%	7/15/11	A	128,841
465	Total Media				470,043
	Metals & Mining – 0.4%

50	Freeport McMoran Copper & Gold, Inc.	5.883%	4/01/15	BBB–	47,957

80	Ispat Inland Inc.	9.750%	4/01/14	BBB+	84,577
130	Total Metals & Mining				132,534
	Multi-Utilities – 0.9%

50	Aquila, Inc.	11.875%	7/01/12	BBB	55,358

100	Duke Energy Corporation	4.200%	10/01/08	A–	100,000

150	Sempra Energy	4.750%	5/15/09	BBB+	150,030
300	Total Multi-Utilities				305,388
	Oil, Gas & Consumable Fuels – 3.5%

175	Amerada Hess Corporation	6.650%	8/15/11	Baa2	175,110

175	Anadarko Finance Company	6.750%	5/01/11	BBB–	179,199

100	Apache Corporation	6.250%	4/15/12	A–	103,479

150	Halliburton Company	5.500%	10/15/10	A	154,471

150	Ocean Energy Inc.	7.250%	10/01/11	BBB+	156,671

150	Phillips Petroleum Company	8.750%	5/25/10	A1	161,169

150	Valero Energy Corporation	6.875%	4/15/12	BBB	154,146

125	XTO Energy, Inc.	5.900%	8/01/12	BBB	123,503
1,175	Total Oil, Gas & Consumable Fuels				1,207,748

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paper & Forest Products – 0.1%

$40	Rock-Tenn Company	8.200%	8/15/11	BB	$41,200
	Pharmaceuticals – 0.4%

125	American Home Products Corporation, Wyeth	6.950%	3/15/11	A+	131,965
	Road & Rail – 0.2%

50	Kansas City Southern Railway Company	7.500%	6/15/09	BB–	50,250
	Software – 0.4%

125	Oracle Corporation	5.000%	1/15/11	A	128,040
	Tobacco – 0.2%

75	Reynolds American Inc.	6.500%	7/15/10	BBB	77,981
	Trading Companies & Distributors – 0.2%

50	GATX Financial Corporation	5.125%	4/15/10	BBB+	50,409
	Wireless Telecommunication Services – 0.5%

50	Rogers Wireless Communications Inc.	8.000%	12/15/12	BB+	50,125

125	Vodafone Group PLC	5.500%	6/15/11	A–	123,906
175	Total Wireless Telecommunication Services				174,031
$8,638	Total Corporate Bonds (cost $8,844,587)				8,681,046

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 33.1%

	U.S. Treasury Bonds/Notes – 33.1%

$1,475	United States of America Treasury Bonds/Notes	4.750%	11/15/08	AAA	$1,482,492

1,200	United States of America Treasury Bonds/Notes	4.880%	1/31/09	AAA	1,215,563

2,850	United States of America Treasury Bonds/Notes	4.000%	9/30/09	AAA	2,909,229

1,850	United States of America Treasury Bonds/Notes	3.500%	11/15/09	AAA	1,885,122

750	United States of America Treasury Bonds/Notes (WI/DD)	3.500%	12/15/09	AAA	764,239

300	United States of America Treasury Bonds/Notes	6.500%	2/15/10	AAA	319,008

250	United States of America Treasury Bonds/Notes	4.500%	5/15/10	AAA	260,449

600	United States of America Treasury Bonds/Notes	4.375%	12/15/10	AAA	630,797

500	United States of America Treasury Bonds/Notes	4.500%	11/30/11	AAA	531,524

1,000	United States of America Treasury Bonds/Notes	0.000%	8/15/11	AAA	937,118

225	United States of America Treasury Bonds/Notes	0.000%	8/15/18	AAA	148,221
$11,000	Total U.S. Government and Agency Obligations (cost $11,011,556)				11,083,762

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 18.5%

	Autos – 8.7%

$202	Banc of America Securities Auto Trust 2006-G1	5.180%	6/18/10	AAA	$201,738

225	Capital Auto Receivable Asset Trust, 2008-2, A3A	5.020%	10/15/12	AAA	219,433

230	Capital Auto Receivables Asset Trust, Series 2007-2-A3A	4.680%	9/15/11	AAA	227,261

340	Daimler Chrysler Auto Trust 2008-A A3	3.700%	6/08/12	AAA	330,515

158	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AAA	152,541

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Autos (continued)

$400		Ford Credit Auto Owner Trust, 2008A-3A	3.960%	4/15/12	AAA	$386,844

450		Harley-Davidson Motorcycle Trust, Series 2007-2A3	5.100%	5/15/12	AAA	448,839

100		Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	100,000

450		Nissan Auto Receivables Owner Trust 2008-B A3	4.460%	4/16/12	AAA	435,266

270		USAA Auto Owner Trust 2006-2	5.370%	2/15/12	AAA	268,540

160		USAA Auto Owner Trust 2007-2	5.070%	6/15/13	AAA	155,267
2,985		Total Autos				2,926,244
		Credit Cards – 8.7%

400		American Express Issuance Trust 2008-2A	4.020%	1/18/11	AAA	395,863

310		Bank One Issuance Trust, 2003 Class A9	3.860%	6/15/11	AAA	309,986

350		Chase Issuance Trust 2008 Class A9	4.260%	5/15/13	AAA	341,339

160		Citibank Credit Card Issuance Trust, 2006 Class B2	5.150%	3/07/11	A	159,220

270		Citibank Credit Card Issuance Trust, Series 2007	5.000%	11/08/12	A	255,965

234		Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	228,788

300		General Electric Master Credit Card Note Trust, Class A, Series 2006-1	5.080%	9/15/12	AAA	295,602

300		Household Credit Card Master Note Trust, Class A, Series 2006-1	5.100%	6/15/12	AAA	294,832

450		MBNA Master Credit Card Trust 1999-B A	5.900%	8/15/11	AAA	452,958

210		MBNA Master Credit Card Trust Class 99-J	7.000%	2/15/12	AAA	214,492
2,984		Total Cards				2,949,045
		Home Equity – 1.1%

273		Federal National Mortgage Association Pool 838948	5.090%	8/01/35	AAA	273,562

—	(3)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	—

72		Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	5.000%	10/25/35	AAA	62,312
345		Total Home Equity				335,874
$6,314		Total Asset-Backed Securities (cost $6,337,675)				6,211,163

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 2.3%

		Colombia – 1.5%

1,050,000	COP	Republic of Colombia	12.000%	10/22/15	BB+	$504,622
		Turkey – 0.8%

$250		Republic of Turkey, Government Bond	9.500%	1/15/14	BB–	273,120
		Total Sovereign Debt (cost $870,683)				777,742

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SHORT-TERM INVESTMENTS – 14.7%

		U.S. Government and Agency Obligations – 3.0%

$1,000		Federal Home Loan Banks, Discount Notes	0.000%	10/15/2008	AAA	$999,125

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	Repurchase Agreements – 11.7%

$3,909	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/08, repurchase price $3,908,934, collateralized by $3,405,000 U.S. Treasury Bonds, 5.500%, due 8/15/28, value $3,992,363	0.100%	10/01/08	$3,908,923
$4,909	Total Short-Term Investments (cost $4,908,048)			4,908,048
	Total Investments (cost $31,972,549) – 94.5%			31,661,761

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value

	Call Swaptions Written – (0.0)%

OTC-10-Year Interest Rate Swap	BNP Paribas	3-Month USD-LIBOR	Receive	4.310%	10/14/08	$(780,000)	$(8,229)	$(4,034)
	Total Call Swaptions Written (premiums received $8,229)							(4,034)

	Other Assets Less Liabilities – 5.5%							1,835,815

	Net Assets – 100%							$33,493,542

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2008:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Canadian Dollar	265,239	U.S. Dollar	260,895	10/10/08	$11,543
Colombian Peso	700,000,000	U.S. Dollar	379,816	10/23/08	61,141
Colombian Peso	474,500,000	U.S. Dollar	233,514	12/12/08	19,366
Czech Koruna	3,780,150	U.S. Dollar	247,927	11/05/08	30,580
Danish Krone	963,600	U.S. Dollar	184,722	12/09/08	2,227
Euro	100,000	New Romanian Leu	361,350	11/28/08	(7,287)
Hungarian Forint	38,329,500	U.S. Dollar	222,609	11/05/08	499
Japanese Yen	21,420,000	U.S. Dollar	200,000	10/27/08	(2,200)
New Taiwan Dollar	7,826,000	U.S. Dollar	259,354	10/09/08	16,389
New Turkish Lira	563,543	U.S. Dollar	455,388	11/14/08	17,843
New Turkish Lira	242,000	U.S. Dollar	189,841	11/14/08	1,948
New Zealand Dollar	400,000	U.S. Dollar	271,024	11/25/08	5,035
Singapore Dollar	358,020	U.S. Dollar	263,638	10/10/08	14,396
South African Rand	1,575,980	U.S. Dollar	199,907	11/04/08	11,050
U.S. Dollar	130,000	Ukraine Hryvna	665,600	10/09/08	959
U.S. Dollar	264,925	Singapore Dollar	358,020	10/10/08	(15,684)
U.S. Dollar	248,328	Canadian Dollar	265,239	10/10/08	1,024
U.S. Dollar	350,000	South African Rand	2,809,322	10/21/08	(12,302)
U.S. Dollar	200,397	Japanese Yen	21,420,000	10/27/08	1,803
U.S. Dollar	208,201	South African Rand	1,575,980	11/04/08	(19,344)
U.S. Dollar	256,162	Hungarian Forint	38,329,500	11/05/08	(34,052)
U.S. Dollar	223,389	Czech Koruna	3,780,150	11/05/08	(6,042)
U.S. Dollar	12,385	New Turkish Lira	15,988	11/14/08	29
U.S. Dollar	146,823	New Turkish Lira	189,527	11/14/08	329
U.S. Dollar	471,646	New Turkish Lira	600,028	11/14/08	(5,774)
U.S. Dollar	100,182	Indonesian Rupiah	937,000,000	11/24/08	(1,577)
U.S. Dollar	284,008	New Zealand Dollar	400,000	11/25/08	(18,019)
U.S. Dollar	50,000	Vietnam Dong	1,050,000,000	12/04/08	10,643
U.S. Dollar	185,654	Danish Krone	963,600	12/09/08	(3,157)
					$81,366

Interest Rate Swaps outstanding at September 30, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Termination Date	Value at September 30, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
BNP Paribas	900,000 USD	Receive	12-Month CPI-U	2.650%	3/04/10	(5)	3/04/10	$(13,761)	$(13,761)
BNP Paribas	900,000 USD	Pay	12-Month CPI-U	2.840	3/04/15	(5)	3/04/15	12,679	12,679
BNP Paribas	11,715,000 CZK	Receive	6-Month CZK-PRIBOR	4.210	Annually		8/11/18	(19,343)	(19,343)
Credit Suisse	462,000 GBP	Pay	6-Month GBP-LIBOR	5.445	Semi-Annually		8/07/10	1,552	1,552
Credit Suisse	1,000,000 NZD	Pay	3-Month NZD-BBR-FRA	7.240	Semi-Annually		7/11/18	24,917	24,917
Credit Suisse	728,000 AUD	Pay	6-Month AUD-BBR-BBSW	7.300	Semi-Annually		7/18/18	35,278	35,278
Credit Suisse	3,975,000 SEK	Receive	3-Month STIBOR	5.295	Annually		7/24/18	(28,629)	(28,629)
Deutsche Bank AG	1,300,000 GBP	Pay	6-Month LIBOR	4.800	Semi-Annually		1/24/10	(22,337)	(22,337)
Goldman Sachs	900,000 EUR	Receive	6-Month EURIBOR	3.675	Annually		1/26/11	20,062	20,062
Goldman Sachs	1,550,000 EUR	Pay	6-Month EURIBOR	4.021	Annually		1/26/14	(57,741)	(57,741)
Goldman Sachs	8,000,000 MXN	Pay	28-Day MXN-TIIE	9.750	Monthly		7/04/18	44,599	44,599
Goldman Sachs	650,000 EUR	Receive	6-Month EURIBOR	4.410	Annually		1/26/19	19,161	19,161
JPMorgan	2,850,000 ZAR	Receive	3-Month ZAR-JIBAR	9.940	Quarterly		8/07/18	(14,515)	(14,515)
Morgan Stanley	2,625,000 USD	Pay	3-Month USD-LIBOR	3.198	Semi-Annually		1/21/11	(14,374)	(14,374)
Morgan Stanley	625,000 USD	Receive	3-Month USD-LIBOR	4.490	Semi-Annually		1/21/19	2,478	2,478
Royal Bank of Scotland	825,000 USD	Receive	3-Month USD-LIBOR	3.580	Semi-Annually		6/02/10	(11,338)	(11,338)
Royal Bank of Scotland	1,550,000 USD	Pay	3-Month USD-LIBOR	4.547	Semi-Annually		6/02/15	45,912	45,912
UBS	1,500,000 USD	Receive	3-Month USD-LIBOR	5.120	Semi-Annually		6/02/28	(104,813)	(104,813)
									$(80,213)

Credit Default Swaps outstanding at September 30, 2008:

Counterparty	Referenced Entity	Buy/Sell Protection	Notional Amount	Fixed Rate	Termination Date	Value at September 30, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Credit Suisse	Lehman Brothers Holding Inc.	Sell	$50,000	3.800%	6/20/09	$(42,203)	$(42,203)
Goldman Sachs	Smurfit-Stone Container Enterprises, Inc.	Sell	100,000	3.600	6/20/09	(356)	(356)
Goldman Sachs	Georgia-Pacific LLC	Sell	100,000	2.250	6/20/09	(80)	(80)
Goldman Sachs	K. Hovnanian Enterprises Inc.	Sell	50,000	5.000	6/20/09	(1,508)	(383)
							$(43,022)

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2008

Futures Contracts outstanding at September 30, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at September 30, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. Treasury Bond	Long	19	12/08	$2,226,266	$(11,190)
U.S. 2-Year Treasury Note	Long	50	12/08	10,671,875	43,475
U.S. 5-Year Treasury Note	Short	(2)	12/08	(224,469)	807
U.S. 10-Year Treasury Note	Short	(21)	12/08	(2,407,125)	20,117
					$53,209

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Principal Amount (000) rounds to less than $1,000.
(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(5)	Fixed Rate Payment due upon contract termination.
OTC	Over-The-Counter market transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
AUD	Australian Dollar
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand
AUD-BBR-BBSW	Australia Bill Bank Rate
CPI-U	USA-Non-Revised Consumer Price Index-Urban
CZK-PRIBOR	Prague Inter-Bank Offered Rate
EURIBOR	Europe Inter-Bank Offered Rate
GBP-LIBOR	British Pound-London Inter-Bank Offered Rate
LIBOR	London Inter-Bank Offered Rate
MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate
NZD-BBR-FRA	New Zealand Dollar-Bank Bill Rate-Forward Rate Agreement
STIBOR	Stockholm Inter-Bank Offered Rate
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate
ZAR-JIBAR	Johannesburg Inter-Bank Agreed Rate

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Multi-Strategy Income Fund

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.1%

	Diversified Telecommunication Services – 0.1%

$100	Qwest Communications International Inc.	7.500%	2/15/14	Ba3	$87,000
$100	Total Convertible Bonds (cost $92,061)				87,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS - 9.8%

	Aerospace & Defense – 0.4%

$50	BE Aerospace Inc.	8.500%	7/01/18	BB+	$48,625

12	Boeing Capital Corporation	5.800%	1/15/13	A+	12,447

50	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B	49,000

35	General Dynamics Corporation	4.250%	5/15/13	A	34,846

40	Hawker Beechcraft Acquisition Company	9.750%	4/01/17	B–	36,000

20	Honeywell International Inc.	7.500%	3/01/10	A	21,041

10	Lockheed Martin Corporation	7.650%	5/01/16	A–	11,180

8	United Technologies Corporation	7.500%	9/15/29	A	9,052
225	Total Aerospace & Defense				222,191
	Auto Components – 0.1%

70	Allison Transmission Inc.	11.000%	11/01/15	B–	61,250
	Beverages – 0.0%

7	Coca-Cola Enterprises Inc.	6.750%	9/15/28	A	7,042

5	Diageo Capital, PLC	5.750%	10/23/17	A–	4,806

10	Pepsi Bottling Group LLC	5.500%	4/01/16	A	9,924
22	Total Beverages				21,772
	Building Products – 0.2%

40	Dayton Superior Corporation	13.000%	6/15/09	CCC+	32,500

4	Masco Corporation	5.875%	7/15/12	BBB+	3,824

40	Norcraft Holdings LP	9.750%	9/01/12	B–	36,200

40	Nortek Inc.	10.000%	12/01/13	B1	35,400
124	Total Building Products				107,924
	Capital Markets – 0.1%

80	JP Morgan Chase & Company	5.375%	10/01/12	Aa2	77,354
	Chemicals – 0.3%

6	Dow Chemical Company	7.375%	11/01/29	A–	5,831

30	Equistar Chemicals LP	7.550%	2/15/26	B	18,150

30	MacDermid, Inc.	9.500%	4/15/17	CCC+	25,350

50	Methanex Corporation	8.750%	8/15/12	BBB–	51,750

65	NOVA Chemicals Corporation	5.953%	11/15/13	Ba3	54,275

2	Praxair, Inc.	6.375%	4/01/12	A	2,082
183	Total Chemicals				157,438
	Commercial Banks – 0.2%

50	Bank of America Corporation	6.000%	9/01/17	Aa2	43,201

6	Charter One Bank FSB	6.375%	5/15/12	A+	6,243

4	Key Bank NA	7.000%	2/01/11	A2	3,677

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks (continued)

$25	National City Bank	6.200%	12/15/11	A–	$12,429

18	PNC Funding Corporation	7.500%	11/01/09	A	17,782

6	SunTrust Banks Inc.	6.375%	4/01/11	A+	5,836

9	US Bank NA Minnesota	6.375%	8/01/11	AA	9,091

39	Wachovia Corporation	5.250%	8/01/14	A	23,941

20	Wells Fargo & Company	5.250%	10/23/12	AA+	19,214
177	Total Commercial Banks				141,414
	Commercial Services & Supplies – 0.4%

30	Ahern Rentals Inc.	9.250%	8/15/13	B+	15,150

50	Browning Ferris-Allied Waste	9.250%	5/01/21	BB	51,750

75	Interface, Inc.	10.375%	2/01/10	BB–	76,875

105	Quebecor Media Inc.	7.750%	3/15/16	B	92,400
260	Total Commercial Services & Supplies				236,175
	Communications Equipment – 0.0%

10	Cisco Systems, Inc.	5.500%	2/22/16	A+	9,624

1	Motorola, Inc.	7.625%	11/15/10	BBB	1,011

3	Motorola, Inc.	7.500%	5/15/25	BBB	2,564
14	Total Communications Equipment				13,199
	Computers & Peripherals – 0.1%

35	Hewlett Packard Company	4.500%	3/01/13	A	33,664

35	International Business Machines Corporation (IBM)	4.750%	11/29/12	A+	35,070
70	Total Computers & Peripherals				68,734
	Consumer Finance – 0.3%

150	Ford Credit de Mexico Finance S.A	4.904%	3/20/09	N/R	137,595

60	Ford Motor Credit Company	9.875%	8/10/11	B1	41,416

12	SLM Corporation	5.375%	1/15/13	Baa2	7,867
222	Total Consumer Finance				186,878
	Containers & Packaging – 0.4%

50	Berry Plastics Corporation	7.541%	2/15/15	B+	44,750

95	Intertape Polymer US Inc.	8.500%	8/01/14	CCC+	80,513

50	Owens-Illinois Inc.	7.800%	5/15/18	B+	48,750

40	Tekni-Plex Inc.	10.875%	8/15/12	Caa1	40,200
235	Total Containers & Packaging				214,213
	Diversified Financial Services – 0.2%

35	Citigroup Inc.	6.000%	10/31/33	A+	23,566

65	General Electric Capital Corporation, Medium Term Notes	5.625%	9/15/17	AAA	55,880

20	International Lease Finance Corporation	5.650%	6/01/14	A–	11,797

18	Sanwa Finance Aruba AEC	8.350%	7/15/09	Aa3	18,202
138	Total Diversified Financial Services				109,445
	Diversified Telecommunication Services – 0.7%

50	AT&T, Inc.	6.800%	5/15/36	A	44,190

50	Charter Communications, CCO Holdings LLC	8.750%	11/15/13	Caa1	43,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$90	Cincinnati Bell Inc.	7.000%	2/15/15	Ba3	$76,050

40	Citizens Communications Company	9.000%	8/15/31	BB	30,800

50	FairPoint Communications Inc.	13.125%	4/01/18	B+	45,750

40	Nortel Networks Limited	10.750%	7/15/16	B–	24,700

50	Sprint Capital Corporation	6.900%	5/01/19	Baa3	38,817

55	Verizon Communications	6.250%	4/01/37	A	45,450

85	Windstream Corporation, 144A	8.625%	8/01/16	BB	78,838
510	Total Diversified Telecommunication Services				428,345
	Electric Utilities – 0.6%

35	American Electric Power	5.250%	6/01/15	BBB	32,129

20	Carolina Power and Light Company	5.125%	9/15/13	A2	19,994

20	Dominion Resources Inc.	6.250%	6/30/12	A–	20,262

14	Duke Capital LLC	5.668%	8/15/14	Baa1	13,397

55	Duke Energy Corporation	6.250%	1/15/12	A–	56,665

80	Energy Future Holdings	10.875%	11/01/17	B–	72,600

40	Exelon Corporation	4.900%	6/15/15	Baa1	35,270

45	FirstEnergy Corporation	6.450%	11/15/11	BBB–	45,246

5	FirstEnergy Corporation	7.375%	11/15/31	BBB–	4,661

16	Pacific Gas and Electric Company	6.050%	3/01/34	A3	14,166

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	9,483

5	PSE&G Power LLC	8.625%	4/15/31	Baa1	5,421

11	Reliant Energy, Centerpoint Energy Inc.	7.750%	2/15/11	BBB	11,308

9	Virginia Electric and Power Company	4.750%	3/01/13	A–	8,653
365	Total Electric Utilities				349,255
	Electrical Equipment – 0.1%

25	Emerson Electric Company	5.250%	10/15/18	A	23,864

5	UCAR Finance Inc. (WI/DD)	10.250%	2/15/12	BB	5,175
30	Total Electrical Equipment				29,039
	Energy Equipment & Services – 0.6%

50	Allis Chalmers Energy Inc., 144A	8.500%	3/01/17	B+	43,000

70	Helix Energy Solutions	9.500%	1/15/16	BB–	65,800

85	Kinder Morgan Finance	5.700%	1/05/16	Ba1	73,525

40	SandRidge Energy	8.000%	6/01/18	B–	34,600

50	Seitel Inc.	9.750%	2/15/14	B–	41,000

40	Southwestern Energy Company	7.625%	5/01/27	Ba2	40,974

35	Targa Resources Inc.	8.500%	11/01/13	B3	31,150

70	Targa Resources Inc.	8.250%	7/01/16	B	60,550
440	Total Energy Equipment & Services				390,599
	Food & Staples Retailing – 0.1%

25	CVS Caremark Corporation	5.750%	8/15/11	BBB+	25,386

2	Kroger Co.	7.500%	4/01/31	Baa2	1,982

50	Wal-Mart Stores, Inc.	5.800%	2/15/18	AA	48,933
77	Total Food & Staples Retailing				76,301

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.1%

$27	Kellogg Company	7.450%	4/01/31	A3	$29,687

70	Pinnacle Foods Finance LLC, 144A	10.625%	4/01/17	CCC	52,850
97	Total Food Products				82,537
	Gas Utilities – 0.0%

2	Consolidated Natural Gas Company	5.000%	12/01/14	A–	1,845
	Health Care Providers & Services – 0.3%

50	HCA Inc.	8.750%	9/01/10	B–	49,500

50	HealthSouth Corporation	10.750%	6/15/16	CCC+	50,750

100	Tenet Healthcare Corporation	9.875%	7/01/14	B	98,000
200	Total Health Care Providers & Services				198,250
	Hotels, Restaurants & Leisure – 0.1%

70	Harrah’s Operating Company, Inc.	10.750%	2/01/16	B+	36,050
	Household Durables – 0.1%

25	K. Hovnanian Enterprises Inc.	11.500%	5/01/13	Ba3	24,625

25	Toll Corporation	8.250%	2/01/11	BB+	24,125
50	Total Household Durables				48,750
	Household Products – 0.0%

20	Procter and Gamble Company	4.850%	12/15/15	AA–	20,077
	Insurance – 0.1%

35	Allstate Corporation	7.200%	12/01/09	A+	35,553

55	Prudential Financial Inc.	4.750%	4/01/14	A+	49,122
90	Total Insurance				84,675
	Internet & Catalog Retail – 0.1%

50	Expedia Inc.	8.500%	7/01/16	BB	45,250
	IT Services – 0.2%

80	First Data Corporation	9.875%	9/24/15	B	62,900

55	Sungard Data Systems Inc.	10.625%	5/15/15	B	51,975
135	Total IT Services				114,875
	Machinery – 0.0%

5	Caterpillar Inc.	6.050%	8/15/36	A	4,531

15	Deere & Company	6.950%	4/25/14	A	15,687
20	Total Machinery				20,218
	Media – 0.9%

100	AOL Time Warner	6.875%	5/01/12	BBB+	99,227

55	Comcast Corporation	6.450%	3/15/37	BBB+	44,487

90	Echostar DBS Corporation	7.125%	2/01/16	BB–	72,675

70	Mediacom LLC	9.500%	1/15/13	B–	63,000

40	News America, Inc., 144A	6.150%	3/01/37	BBB+	32,710

96	Sinclair Broadcasting Group	8.000%	3/15/12	BB–	92,880

35	Time Warner Cable Inc.	6.550%	5/01/37	BBB+	28,426

25	Valassis Communications Inc.	8.250%	3/01/15	B–	17,375

25	Walt Disney Company	6.000%	7/17/17	A	24,985

2	Walt Disney Company	7.000%	3/01/32	A	2,071
538	Total Media				477,836

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 0.9%

$45	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	B–	$40,781

25	BHP Billiton Finance Limited	5.250%	12/15/15	A+	23,631

95	California Steel Industries Inc.	6.125%	3/15/14	BB–	78,138

50	Freeport McMoran Copper & Gold, Inc.	6.875%	2/01/14	Baa1	49,554

30	Freeport McMoran Copper & Gold, Inc.	8.375%	4/01/17	BBB–	29,594

70	Ispat Inland Inc.	9.750%	4/01/14	BBB+	74,005

30	Noranda Aluminum Acquisition Corporation	6.828%	5/15/15	B–	22,950

30	Russel Metals Inc.	6.375%	3/01/14	BB	27,188

75	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	69,000

25	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	22,375

75	Tube City IMS Corporation	9.750%	2/01/15	B–	67,125

60	United States Steel Corporation	6.050%	6/01/17	Baa3	52,221
610	Total Metals & Mining				556,562
	Multi-Line Retail – 0.2%

55	Dollar General Corporation	11.875%	7/15/17	Caa2	51,150

8	Federated Department Stores, Inc.	6.900%	4/01/29	BBB–	6,271

35	J.C. Penney Corporation Inc.	5.750%	2/15/18	BBB–	29,455

65	Target Corporation	5.375%	5/01/17	A+	59,711
163	Total Multi-Line Retail				146,587
	Multi-Utilities – 0.2%

50	Aquila, Inc.	11.875%	7/01/12	BBB	55,358

50	Dynegy Holdings, Inc.	7.750%	6/01/19	B	40,250
100	Total Multi-Utilities				95,608
	Oil, Gas & Consumable Fuels – 0.8%

40	Apache Corporation	6.000%	1/15/37	A–	33,913

10	Devon Energy Corporation	7.950%	4/15/32	BBB+	10,319

10	Duke Energy Field Services Corporation	7.875%	8/16/10	BBB+	10,244

18	Halliburton Company	5.500%	10/15/10	A	18,537

35	Mariner Energy Corporation	8.000%	5/15/17	B+	29,750

25	Markwest Energy Partners LP	8.750%	4/15/18	B+	23,875

10	Occidental Petroleum Corporation	6.750%	1/15/12	A	10,788

100	Petrohawk Energy Corporation	7.875%	6/01/15	B	87,500

50	Premcor Refining Group Inc.	7.500%	6/15/15	BBB	47,726

50	Range Resources Corporation	7.250%	5/01/18	BB	47,500

25	Subcor Energy Inc.	6.100%	6/01/18	A–	22,862

10	Tosco Corporation	8.125%	2/15/30	A1	11,159

10	Valero Energy Corporation	7.500%	4/15/32	BBB	9,418

100	W&T Offshore, Inc.	8.250%	6/15/14	B	80,500

10	XTO Energy, Inc.	6.250%	4/15/13	BBB	10,017
503	Total Oil, Gas & Consumable Fuels				454,108
	Paper & Forest Products – 0.3%

38	Buckeye Technologies Inc.	8.000%	10/15/10	B	35,340

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paper & Forest Products (continued)

$30	Mercer International Inc.	9.250%	2/15/13	B	$25,125

80	Rock-Tenn Company	8.200%	8/15/11	BB	82,400

50	Rock-Tenn Company	5.625%	3/15/13	BB	46,250

8	Westvaco Corporation	8.200%	1/15/30	BBB	7,527
206	Total Paper & Forest Products				196,642
	Pharmaceuticals – 0.1%

20	GlaxoSmithKline Capital	5.650%	5/15/18	A+	19,023

10	Schering-Plough Corporation	6.000%	9/15/17	A–	9,393

3	Schering-Plough Corporation	6.750%	12/01/33	A–	2,816

20	Wyeth	5.500%	3/15/13	A+	20,231
53	Total Pharmaceuticals				51,463
	Real Estate Management & Development – 0.0%

12	ERP Operating LP	6.625%	3/15/12	BBB+	11,925
	Road & Rail – 0.1%

18	Burlington Northern Santa Fe Corporation	6.750%	7/15/11	Baa1	18,801

13	Canadian National Railways Company	6.250%	8/01/34	A–	12,159

10	CSX Corporation	5.600%	5/01/17	BBB–	8,724

17	Norfolk Southern Corporation	7.700%	5/15/17	BBB+	18,423

10	Union Pacific Corporation	5.650%	5/01/17	BBB	9,296
68	Total Road & Rail				67,403
	Software – 0.0%

14	Computer Associates International, Inc.	4.750%	12/01/09	BB+	13,820
	Trading Companies & Distributors – 0.0%

50	Neff Corporation	10.000%	6/01/15	CCC+	15,250
	Wireless Telecommunication Services – 0.5%

50	Cricket Communications Inc.	10.000%	7/15/15	B–	48,000

105	Metro Wireless Inc.	9.250%	11/01/14	B	98,700

60	Rogers Wireless Communications Inc.	6.375%	3/01/14	BBB–	57,447

80	Vodafone Group PLC	5.350%	2/27/12	A–	78,655
295	Total Wireless Telecommunication Services				282,802
$6,588	Total Corporate Bonds (cost $6,530,737)				5,914,059

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 38.4%

	U.S. Treasury Bonds/Notes – 38.4%

$270	United States of America Treasury Bonds/Notes	4.375%	2/15/38	AAA	$273,523

750	United States of America Treasury Bonds/Notes (3)	4.000%	9/30/09	AAA	765,587

750	United States of America Treasury Bonds/Notes	4.500%	11/30/11	AAA	797,285

500	United States of America Treasury Bonds/Notes	3.380%	6/30/13	AAA	510,196

60	United States of America Treasury Bonds/Notes	0.000%	11/15/08	AAA	59,931

2,825	United States of America Treasury Bonds/Notes	0.000%	11/15/10	AAA	2,715,754

5,200	United States of America Treasury Bonds/Notes	0.000%	8/15/11	AAA	4,873,014

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. Treasury Bonds/Notes (continued)

$8,000		United States of America Treasury Bonds/Notes	0.000%	8/15/13	AAA	$6,913,312

7,130		United States of America Treasury Bonds/Notes	0.000%	8/15/18	AAA	4,696,952

4,165		United States of America Treasury Bonds/Notes	0.000%	2/15/31	AAA	1,523,482

150		United States of America Treasury Bonds/Notes	0.000%	2/15/37	AAA	43,851
$29,800		Total U.S. Government and Agency Obligations (cost $22,930,967)				23,172,887

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 60.1%

		Autos – Asset-Backed Securities – 2.3%

$337		Banc of America Securities Auto Trust 2006-G1	5.180%	6/18/10	AAA	$336,230

230		Capital Auto Receivables Asset Trust, Series 2007-2-A3A	5.020%	9/15/11	AAA	227,261

143		Daimer Chrysler Auto Trust, Series 2006D	4.980%	2/08/11	AAA	142,764

141		Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AAA	136,128

400		Ford Credit Auto Owner Trust, 2008A-3A	3.960%	4/15/12	AAA	386,844

180		Hyundai Auto Receivables Trust 2007A, Class A3A	5.040%	1/17/12	AAA	180,000
1,431		Total Autos				1,409,227
		Credit Cards – Asset-Backed Securities – 6.0%

175		American Express Credit Card Master Trust, Class C Series 2007-6	2.880%	1/15/13	BBB	159,030

500		American Express Issuance Trust 2008-2A	4.020%	1/18/11	AAA	494,828

84		Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Aaa	68,124

310		Bank of America Credit Card Trust 2006 Series B3	2.570%	1/17/12	A+	300,701

640		Bank One Issuance Trust, 2003 Class A9	3.860%	6/15/11	AAA	639,972

160		Chase Issuance Trust 05-A3 A	2.510%	10/17/11	AAA	159,467

200		Citibank Credit Card Issuance Trust, 2006 Class B2	5.150%	3/07/11	A+	199,025

205		Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	200,434

500		General Electric Master Credit Card Note Trust, Class A, Series 2006-1	5.080%	9/15/12	AAA	492,670

500		Household Credit Card Master Note Trust, Class A, Series 2006-1	5.100%	6/15/12	AAA	491,387

397		MBNA Master Credit Card Trust Class 99-J	7.000%	2/15/12	AAA	405,493
3,671		Total Cards				3,611,131
		Home Equity – Asset-Backed Securities – 0.0%

—	(4)	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	CC	—
		Other – Asset-Backed Securities – 0.2%

125		SLM Student Loan Trust 2007-7 Class A1	2.940%	10/25/12	AAA	123,869
		Commericial – Mortgage-Backed Securities – 0.5%

350		Banc of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.930%	7/10/45	AAA	314,004
		Residential – Mortgage-Backed Securities – 51.1%

53		Federal National Mortgage Association Pool 255814	5.500%	8/01/35	AAA	52,821

631		Federal National Mortgage Association Pool 735060	6.000%	11/01/34	AAA	640,989

300		Federal National Mortgage Association Pool 735606	4.422%	5/01/35	AAA	297,086

326		Federal National Mortgage Association Pool 824163	5.500%	4/01/35	AAA	325,815

273		Federal National Mortgage Association Pool 838948	5.090%	8/01/35	AAA	273,562

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2008

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Residential – Mortgage-Backed Securities (continued)

$269		Federal National Mortgage Association Pool 847681	6.222%	12/01/36	AAA	$270,723

341		Federal National Mortgage Association Pool 905597	6.070%	12/01/36	AAA	349,233

789		Federal National Mortgage Association Pool 946228	6.150%	9/01/37	AAA	803,092

11,200		Federal National Mortgage Association (MDR) (WI/DD)	6.000%	TBA	AAA	11,345,253

11,900		Federal National Mortgage Association (MDR) (WI/DD)	5.500%	TBA	AAA	11,868,394

2,520		Federal National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	2,455,818

111		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.932%	1/01/37	AAA	113,677

170		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	AAA	173,554

150		Federal Home Loan Mortgage Corporation. Mortgage Series 2963	5.500%	5/15/28	AAA	153,172

1,600		Government National Mortgage Association (MDR) (WI/DD)	6.000%	TBA	AAA	1,623,750

72		Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	5.000%	10/25/35	AAA	62,823
30,705		Total Residential				30,809,762
$36,282		Total Asset-Backed and Mortgage-Backed Securities (cost $36,042,272)				36,267,993

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		CAPITAL PREFERRED SECURITIES – 0.0%

		Capital Markets – 0.0%

$8		First Union Institutional Capital Securities I	8.040%	12/01/26	A1	$5,149
$8		Total Capital Preferred Securities (cost $8,627)				5,149

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 3.4%

		Colombia – 2.1%

$10		Republic of Colombia	8.250%	12/22/14	BB+	$10,900

2,550,000	COP	Republic of Colombia	12.000%	10/22/15	BB+	1,225,510
		Total Colombia				1,236,410

		Hungary – 0.1%

60		Republic of Hungary, Treasury Bill	4.750%	2/03/15	A2	58,935
		Israel – 0.1%

65		State of Israel	5.500%	11/09/16	A1	67,135
		Mexico – 0.1%

65		United Mexican States	6.625%	3/03/15	BBB+	67,763
		Poland – 0.1%

60		Republic of Poland	5.000%	10/19/15	A2	59,602
		Turkey – 0.9%

520		Republic of Turkey, Government Bond	9.500%	1/15/14	BB–	568,100
		Total Sovereign Debt (cost $2,284,236)				2,057,945

Principal Amount (000)	Description (1)	Optional Call Provisions (6)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.3%

	Connecticut – 0.3%

$150	Connecticut State, General Obligation Bonds, Series 2008A, 5.850%, 3/15/32	No Opt. Call	AA	$154,979
$150	Total Municipal Bonds (cost $150,000)			154,979

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 35.1%

	U.S. Government and Agency Obligations – 28.1%

$5,000	Federal Home Loan Banks, Discount Notes	0.000%	10/01/08	Aaa	$5,000,000

5,000	Federal Home Loan Banks, Discount Notes	0.000%	10/07/08	Aaa	4,998,275

2,000	Federal Home Loan Banks, Discount Notes	0.000%	10/10/08	Aaa	1,998,950

5,000	Federal Home Loan Banks, Discount Notes	0.000%	10/15/08	Aaa	4,995,625
17,000	Total U.S. Government and Agency Obligations (cost $16,992,850)				16,992,850
	Repurchase Agreements – 7.0%

4,194	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/08, repurchase price $4,193,920, collateralized by $3,650,000 U.S. Treasury Bonds, 5.500% due 8/15/28, value $4,279,625	0.100%	10/01/08	N/A	4,193,908
$21,194	Total Short-Term Investments (cost $21,186,758)				21,186,758
	Total Investments (cost $89,225,658) – 147.2%				88,846,770

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Value

	Call Swaptions Written – (0.0)%

OTC-10-Year Interest Rate Swap	BNP Paribas	3-Month USD-LIBOR	Receive	4.310%	10/14/08	$(1,830,000)	$(19,307)	$(9,465)
	Total Call Swaptions Written (premiums received $19,307)							(9,465)

	Other Assets Less Liabilities – (47.2)%							(28,461,866)

	Net Assets – 100%							$60,375,439

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2008:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Canadian Dollar	204,030	U.S. Dollar	200,689	10/10/08	$8,879
Canadian Dollar	153,881	U.S. Dollar	150,000	10/10/08	5,336
Colombian Peso	700,000,000	U.S. Dollar	379,816	10/23/08	61,141
Colombian Peso	1,200,000,000	U.S. Dollar	625,000	10/23/08	78,700
Colombian Peso	1,022,000,000	U.S. Dollar	502,953	12/12/08	41,711
Czech Koruna	3,276,130	U.S. Dollar	214,870	11/05/08	26,502
Czech Koruna	2,311,200	U.S. Dollar	150,000	11/05/08	17,113
Danish Krone	1,682,595	U.S. Dollar	322,552	12/09/08	3,888
Euro	200,000	New Romanian Leu	722,700	11/28/08	(14,573)
Hungarian Forint	56,015,900	U.S. Dollar	325,328	11/05/08	729
Japanese Yen	21,420,000	U.S. Dollar	200,000	10/27/08	(2,200)
Japanese Yen	16,135,500	U.S. Dollar	150,000	10/27/08	(2,315)
New Taiwan Dollar	6,020,000	U.S. Dollar	199,503	10/09/08	12,607
New Taiwan Dollar	4,605,000	U.S. Dollar	150,000	10/09/08	7,034
New Turkish Lira	387,844	U.S. Dollar	313,409	11/14/08	12,280
New Turkish Lira	459,000	U.S. Dollar	360,071	11/14/08	3,695
New Zealand Dollar	900,000	U.S. Dollar	609,804	11/25/08	11,328
Singapore Dollar	275,400	U.S. Dollar	202,798	10/10/08	11,074

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2008

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2008 (continued):

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Singapore Dollar	136,270	U.S. Dollar	100,000	10/31/08	$5,062
South African Rand	2,698,355	U.S. Dollar	342,275	11/04/08	18,919
U.S. Dollar	100,000	Ukraine Hryvna	512,000	10/09/08	737
U.S. Dollar	100,000	Ukraine Hryvna	475,000	10/09/08	(6,542)
U.S. Dollar	335,091	Canadian Dollar	357,911	10/10/08	1,382
U.S. Dollar	203,789	Singapore Dollar	275,400	10/10/08	(12,064)
U.S. Dollar	700,000	South African Rand	5,618,645	10/21/08	(24,604)
U.S. Dollar	351,354	Japanese Yen	37,555,500	10/27/08	3,161
U.S. Dollar	208,201	South African Rand	1,575,980	11/04/08	(19,344)
U.S. Dollar	150,000	South African Rand	1,122,375	11/04/08	(15,501)
U.S. Dollar	330,185	Czech Koruna	5,587,330	11/05/08	(8,930)
U.S. Dollar	222,007	Hungarian Forint	33,218,900	11/05/08	(29,511)
U.S. Dollar	150,000	Hungarian Forint	22,797,000	11/05/08	(17,897)
U.S. Dollar	12,385	New Turkish Lira	15,988	11/14/08	29
U.S. Dollar	146,823	New Turkish Lira	189,527	11/14/08	329
U.S. Dollar	504,110	New Turkish Lira	641,329	11/14/08	(6,171)
U.S. Dollar	197,477	Indonesian Rupiah	1,847,000,000	11/24/08	(3,109)
U.S. Dollar	639,018	New Zealand Dollar	900,000	11/25/08	(40,542)
U.S. Dollar	50,000	Vietnam Dong	1,050,000,000	12/04/08	10,643
U.S. Dollar	324,181	Danish Krone	1,682,595	12/09/08	(5,516)
					$133,460

Interest Rate Swaps outstanding at September 30, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Termination Date	Value at September 30, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
BNP Paribas	900,000 USD	Receive	12-Month CPI-U	2.650%	3/04/10	(7)	3/04/10	$(13,761)	$(13,761)
BNP Paribas	900,000 USD	Pay	12-Month CPI-U	2.840	3/04/15	(7)	3/04/15	12,679	12,679
BNP Paribas	26,358,750 CZK	Receive	6-Month CZK-PRIBOR	4.210	Annually		8/11/18	(43,522)	(43,522)
Credit Suisse	850,000 GBP	Pay	6-Month GBP-LIBOR	5.445	Semi-Annually		8/07/10	2,856	2,856
Credit Suisse	2,290,000 NZD	Pay	3-Month NZD-BBR-FRA	7.240	Semi-Annually		7/11/18	57,099	42,100
Credit Suisse	1,678,000 AUD	Pay	6-Month AUD-BBR-BBSW	7.300	Semi-Annually		7/18/18	81,321	63,407
Credit Suisse	9,865,000 SEK	Receive	3-Month STIBOR	5.295	Annually		7/24/18	(71,050)	(52,082)
Deutsche Bank AG	3,180,000 USD	Pay	6-Month LIBOR	4.800	Semi-Annually		1/24/10	(54,614)	(16,684)
Goldman Sachs	900,000 EUR	Receive	6-Month EURIBOR	3.675	Annually		1/26/11	20,062	20,062
Goldman Sachs	1,550,000 EUR	Pay	6-Month EURIBOR	4.021	Annually		1/26/14	(57,741)	(57,741)
Goldman Sachs	16,600,000 MXN	Pay	28-Day MXN-TIIE	9.750	Monthly		7/04/18	92,542	70,828
Goldman Sachs	650,000 EUR	Receive	6-Month EURIBOR	4.410	Annually		1/26/19	19,161	19,161
JPMorgan	6,400,000 ZAR	Receive	3-Month ZAR-JIBAR	9.940	Quarterly		8/07/18	(32,594)	(32,594)
Morgan Stanley	2,625,000 USD	Pay	3-Month USD-LIBOR	3.198	Semi-Annually		1/21/11	(14,374)	(14,374)
Morgan Stanley	625,000 USD	Receive	3-Month USD-LIBOR	4.490	Semi-Annually		1/21/19	2,478	2,478
Royal Bank of Scotland	1,775,000 USD	Receive	3-Month USD-LIBOR	3.580	Semi-Annually		6/02/10	(24,395)	(20,567)
Royal Bank of Scotland	3,350,000 USD	Pay	3-Month USD-LIBOR	4.547	Semi-Annually		6/02/15	99,230	83,979
UBS	3,150,000 USD	Receive	3-Month USD-LIBOR	5.120	Semi-Annually		6/02/28	(220,107)	(184,274)
									$(118,049)

Credit Default Swaps outstanding at September 30, 2008:

Counterparty	Referenced Entity	Buy/Sell Protection	Notional Amount	Fixed Rate	Termination Date	Value at September 30, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Credit Suisse	DJ Investment Grade CDX	Sell	$2,000,000	5.000%	6/20/13	$(194,953)	$(53,077)
Goldman Sachs	DJ Investment Grade CDX	Sell	2,000,000	5.000	6/20/13	(194,953)	(64,953)
Goldman Sachs	DJ Investment Grade CDX	Sell	3,000,000	1.550	6/20/13	(15,301)	(36,610)
JPMorgan	DJ Investment Grade CDX	Sell	2,000,000	1.550	6/20/13	(10,201)	(29,410)
							$(184,050)

Futures Contracts outstanding at September 30, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at September 30, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. Treasury Bond	Long	28	12/08	$3,280,813	$(27,045)
U.S. 2-Year Treasury Note	Long	45	12/08	9,604,688	40,178
U.S. 10-Year Treasury Note	Short	(54)	12/08	(6,189,750)	51,729
					$64,862

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Portion of investment has been pledged to collateralize the net payment obligations under interest rate swap contracts.

(4)	Principal Amount (000) rounds to less than $1,000.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(7)	Fixed Rate Payment is due upon contract termination.

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not applicable/not available.

OTC	Over-The-Counter market transaction.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

WI/DD	Purchased on a when-issued or delayed delivery basis.

AUD	Australian Dollar

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

MXN	Mexican Peso

NZD	New Zealand Dollar

SEK	Swedish Krona

USD	United States Dollar

ZAR	South African Rand

AUD-BBR-BBSW	Australia Bill Bank Rate

CPI-U	USA-Non-Revised Consumer Price Index-Urban

CZK-PRIBOR	Prague Inter-Bank Offered Rate

EURIBOR	Europe Inter-Bank Offered Rate

GBP-LIBOR	British Pound-London Inter-Bank Offered Rate

LIBOR	London Inter-Bank Offered Rate

MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate

NZD-BBR-FRA	New Zealand Dollar-Bank Bill Rate-Forward Rate Agreement

STIBOR	Stockholm Inter-Bank Offered Rate

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

ZAR-JIBAR	Johannesburg Inter-Bank Agreed Rate

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen High Yield Bond Fund

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.0%

	Diversified Telecommunication Services – 1.0%

$1,354	Qwest Communications International Inc.	7.500%	2/15/14	Ba3	$1,177,980
$1,354	Total Convertible Bonds (cost $1,246,501)				1,177,980

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 95.7%

	Aerospace & Defense – 4.6%

$570	Bombardier Inc., 144A	6.750%	5/01/12	BB+	$550,050

991	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B	971,180

1,950	DRS Technologies Inc.	6.875%	11/01/13	B	1,940,250

1,955	Hawker Beechcraft Acquisition Company	9.750%	4/01/17	B–	1,759,500

500	Moog Inc.	7.250%	6/15/18	BB–	482,500
5,966	Total Aerospace & Defense				5,703,480
	Auto Components – 2.1%

1,925	Allison Transmission Inc.	11.000%	11/01/15	B–	1,684,375

950	Goodyear Tire & Rubber Company	6.678%	12/01/09	BB–	935,750
2,875	Total Auto Components				2,620,125
	Automobiles – 0.8%

1,000	General Motors Corporation, Senior Debentures	7.200%	1/15/11	B–	590,000

995	General Motors Corporation, Senior Debentures	8.375%	7/15/33	B–	402,975
1,995	Total Automobiles				992,975
	Beverages – 0.6%

995	Cott Beverages USA Inc.	8.000%	12/15/11	Caa1	701,475
	Building Products – 0.8%

425	Dayton Superior Corporation	13.000%	6/15/09	CCC+	345,313

205	Norcraft Holdings LP	9.750%	9/01/12	B–	185,525

560	Nortek Inc.	10.000%	12/01/13	B1	495,600
1,190	Total Building Products				1,026,438
	Chemicals – 3.2%

1,440	ARCO Chemical Company	10.250%	11/01/10	B–	1,303,200

175	Equistar Chemicals LP	7.550%	2/15/26	B	105,875

220	MacDermid, Inc.	9.500%	4/15/17	CCC+	185,900

800	Methanex Corporation	8.750%	8/15/12	BBB–	828,000

1,191	NOVA Chemicals Corporation	7.400%	4/01/09	B+	1,185,045

365	NOVA Chemicals Corporation	5.953%	11/15/13	Ba3	304,775
4,191	Total Chemicals				3,912,795
	Commercial Banks – 1.5%

2,000	National City Bank	2.821%	2/02/09	A+	1,801,820
	Commercial Services & Supplies – 5.6%

100	Ahern Rentals Inc.	9.250%	8/15/13	B+	50,500

995	Allied Waste North America	7.250%	3/15/15	BB	957,688

400	Browning Ferris-Allied Waste	9.250%	5/01/21	BB	414,000

1,930	Browning Ferris-Allied Waste	7.400%	9/15/35	BB	1,708,050

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies (continued)

$375	Interface, Inc.	10.375%	2/01/10	BB–	$384,375

500	International Lease Finance Corporation	6.375%	3/15/09	A–	461,149

1,000	Iron Mountain Inc.	8.000%	6/15/20	B+	965,000

1,140	Quebecor Media Inc.	7.750%	3/15/16	B	1,003,200

995	Ticketmaster	10.750%	8/01/16	BB	940,275
7,435	Total Commercial Services & Supplies				6,884,237
	Computers & Peripherals – 1.1%

1,450	Seagate Technology HDD Holdings	3.538%	10/01/09	BB+	1,392,000
	Construction Materials – 0.7%

1,040	Texas Industries Inc.	7.250%	7/15/13	BB–	910,000
	Consumer Finance – 5.0%

3,750	Ford Credit de Mexico Finance S.A	4.904%	3/20/09	NA	3,439,874

85	Ford Motor Credit Company	5.625%	10/01/08	B1	85,000

2,040	Ford Motor Credit Company	9.875%	8/10/11	B1	1,408,151

1,450	SLM Corporation	4.000%	1/15/09	Baa2	1,189,070
7,325	Total Consumer Finance				6,122,095
	Containers & Packaging – 6.4%

950	Berry Plastics Corporation	7.541%	2/15/15	B+	850,250

1,955	Intertape Polymer US Inc.	8.500%	8/01/14	CCC+	1,656,863

1,506	Owens-Brockway Glass Containers, Guaranteed Senior Note	8.250%	5/15/13	BB	1,506,000

1,950	Owens-Illinois Inc.	7.800%	5/15/18	B+	1,901,250

1,900	Tekni-Plex Inc.	10.875%	8/15/12	Caa1	1,909,500
8,261	Total Containers & Packaging				7,823,863
	Diversified Consumer Services – 0.4%

500	Carriage Services Inc.	7.875%	1/15/15	B1	443,750
	Diversified Financial Services – 0.8%

1,000	CIT Group Inc.	3.213%	12/19/08	A–	988,570
	Diversified Telecommunication Services – 3.6%

950	Charter Communications, CCO Holdings LLC	8.750%	11/15/13	Caa1	831,250

1,050	Cincinnati Bell Inc.	8.375%	1/15/14	B2	918,750

510	Cincinnati Bell Inc.	7.000%	2/15/15	Ba3	430,950

760	Citizens Communications Company	9.000%	8/15/31	BB	585,200

700	FairPoint Communications Inc.	13.125%	4/01/18	B+	640,500

40	Hughes Network Systems LLC, 144A	9.500%	4/15/14	B1	39,000

960	Nortel Networks Limited	10.750%	7/15/16	B–	592,800

415	Windstream Corporation, 144A	8.625%	8/01/16	BB	384,913
5,385	Total Diversified Telecommunication Services				4,423,363
	Electric Utilities – 5.0%

670	Energy Future Holdings	10.875%	11/01/17	B–	608,025

1,950	Orion Power Holdings	12.000%	5/01/10	BB+	1,901,250

1,845	Texas Competitive Electric Holdings Company LLC., Series B	10.250%	11/01/15	B3	1,674,338

1,950	TNP Enterprises Inc.	6.250%	1/15/09	Baa3	1,948,401
6,415	Total Electric Utilities				6,132,014

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electrical Equipment – 0.1%

$159	UCAR Finance Inc.	10.250%	2/15/12	BB	$164,565
	Energy Equipment & Services – 9.9%

1,695	Allis Chalmers Energy Inc., 144A	8.500%	3/01/17	B+	1,457,700

1,925	Helix Energy Solutions	9.500%	1/15/16	BB–	1,809,500

665	Kinder Morgan Finance	5.700%	1/05/16	Ba1	575,225

960	SandRidge Energy	8.000%	6/01/18	B–	830,400

2,050	Seitel Inc.	9.750%	2/15/14	B–	1,681,000

1,330	Sonat Inc.	7.625%	7/15/11	BB–	1,352,657

2,400	Southwestern Energy Company	7.625%	5/01/27	Ba2	2,458,439

1,055	Targa Resources Inc.	8.500%	11/01/13	B3	938,950

1,175	Targa Resources Inc.	8.250%	7/01/16	B	1,016,375
13,255	Total Energy Equipment & Services				12,120,246
	Food & Staples Retailing – 0.6%

750	Duane Reade Inc.	7.319%	12/15/10	CCC+	686,250
	Food Products – 0.4%

250	B&G Foods Inc.	8.000%	10/01/11	B	241,250

330	Pinnacle Foods Finance LLC, 144A	10.625%	4/01/17	CCC	249,150
580	Total Food Products				490,400
	Health Care Providers & Services – 2.9%

1,495	HealthSouth Corporation	9.133%	6/15/14	CCC+	1,457,625

700	HealthSouth Corporation	10.750%	6/15/16	CCC+	710,500

950	MedCath Holdings Corporation	9.875%	7/15/12	B–	992,750

450	Tenet Healthcare Corporation	9.875%	7/01/14	B	441,000
3,595	Total Health Care Providers & Services				3,601,875
	Hotels, Restaurants & Leisure – 2.7%

930	Harrah’s Operating Company, Inc.	10.750%	2/01/16	B+	478,950

1,000	Mohegan Tribal Gaming Authority	6.375%	7/15/09	Ba3	955,000

500	Scientific Games Corporation	7.875%	6/15/16	BB–	478,750

1,460	Universal City Development Partners	11.750%	4/01/10	B+	1,414,375
3,890	Total Hotels, Restaurants & Leisure				3,327,075
	Household Durables – 0.5%

475	K. Hovnanian Enterprises Inc.	11.500%	5/01/13	Ba3	467,875

90	Toll Corporation	8.250%	2/01/11	BB+	86,850
565	Total Household Durables				554,725
	Independent Power Producers & Energy Traders – 0.5%

662	AES Corporation	8.750%	5/15/13	BB+	668,620
	Internet & Catalog Retail – 0.7%

945	Expedia Inc.	8.500%	7/01/16	BB	855,225
	IT Services – 1.8%

420	First Data Corporation	9.875%	9/24/15	B	330,225

130	Sungard Data Systems Inc.	3.750%	1/15/09	BB	129,025

940	Sungard Data Systems Inc.	10.625%	5/15/15	B	888,300

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	IT Services (continued)

$960	Unisys Corporation	6.875%	3/15/10	B+	$888,000

2,450	Total IT Services				2,235,550
	Machinery – 0.3%

400	Columbus McKinnon Corporation	8.875%	11/01/13	B+	414,000
	Media – 3.9%

650	Cablevision Systems Corporation, Floating Rate Note, 4.500% plus six-month LIBOR, 144A	7.116%	4/01/09	B+	645,125

90	Dex Media Inc.	0.000%	11/15/13	B2	41,850

1,260	Echostar DBS Corporation	7.125%	2/01/16	BB–	1,017,450

1,025	Mediacom LLC	9.500%	1/15/13	B–	922,500

1,500	Univision Communications Inc.	3.875%	10/15/08	B1	1,492,500

475	Valassis Communications Inc.	8.250%	3/01/15	B–	330,125

495	XM Satellite Radio Holdings Inc.	13.000%	8/01/14	Caa1	294,525
5,495	Total Media				4,744,075
	Metals & Mining – 12.5%

1,945	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	B–	1,762,656

1,910	California Steel Industries Inc.	6.125%	3/15/14	BB–	1,570,975

950	Freeport McMoran Copper & Gold, Inc.	6.875%	2/01/14	Baa1	941,534

1,950	Freeport McMoran Copper & Gold, Inc.	5.883%	4/01/15	BBB–	1,870,323

220	Freeport McMoran Copper & Gold, Inc.	8.375%	4/01/17	BBB–	217,024

2,000	Gerdau Ameristeel Corporation	10.375%	7/15/11	BB+	2,075,000

3,110	Ispat Inland Inc.	9.750%	4/01/14	BBB+	3,287,922

100	Nalco Finance Holdings Inc.	0.000%	2/01/14	B	89,250

220	Noranda Aluminum Acquisition Corporation	6.828%	5/15/15	B–	168,300

2,230	Russel Metals Inc.	6.375%	3/01/14	BB	2,020,938

625	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	575,000

580	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	519,100

425	Tube City IMS Corporation	9.750%	2/01/15	B–	380,375
16,265	Total Metals & Mining				15,478,397
	Multi-Line Retail – 0.7%

940	Dollar General Corporation	11.875%	7/15/17	Caa2	874,200
	Multi-Utilities – 3.3%

3,065	Aquila, Inc.	11.875%	7/01/12	BBB	3,393,466

750	Dynegy Holdings, Inc., Term Loan	7.750%	6/01/19	B	603,750
3,815	Total Multi-Utilities				3,997,216
	Oil, Gas & Consumable Fuels – 4.1%

1,065	Mariner Energy Corporation	8.000%	5/15/17	B+	905,250

225	Markwest Energy Partners LP	8.750%	4/15/18	B+	214,875

1,645	Petrohawk Energy Corporation	7.875%	6/01/15	B	1,439,375

1,000	Plains Exploration & Production Company	7.625%	6/01/18	BB	890,000

810	Range Resources Corporation	7.250%	5/01/18	BB	769,500

500	Southwestern Energy Company	7.500%	2/01/18	BB+	487,500

400	W&T Offshore, Inc.	8.250%	6/15/14	B	322,000
5,645	Total Oil, Gas & Consumable Fuels				5,028,500

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paper & Forest Products – 1.7%

$192	Buckeye Technologies Inc.	8.000%	10/15/10	B	$178,560

995	Buckeye Technologies Inc.	8.500%	10/01/13	BB–	930,325

220	Mercer International Inc.	9.250%	2/15/13	B	184,250

200	Millar Western Forest Products Ltd	7.750%	11/15/13	B2	115,000

380	Rock-Tenn Company	8.200%	8/15/11	BB	391,400

250	Rock-Tenn Company	5.625%	3/15/13	BB	231,250

100	Verso Paper Holdings LLC., Series B	9.125%	8/01/14	B+	86,500
2,337	Total Paper & Forest Products				2,117,285
	Pharmaceuticals – 0.7%

995	Elan Financing Corporation PLC	6.804%	11/15/11	B	900,475
	Real Estate Investment Trust – 0.7%

1,000	Rouse Company	8.000%	4/30/09	Ba2	885,000
	Road & Rail – 1.0%

1,258	Kansas City Southern Railway Company	7.500%	6/15/09	BB–	1,264,290
	Semiconductors & Equipment – 0.7%

300	Freescale Semiconductor Inc., 144A	10.125%	12/15/16	B–	193,500

995	Spansion LLC	5.935%	6/01/13	B+	601,975
1,295	Total Semiconductors & Equipment				795,475
	Specialty Retail – 0.6%

725	Warnaco Inc., Senior Notes	8.875%	6/15/13	BB+	734,063
	Trading Companies & Distributors – 0.2%

700	Neff Corporation	10.000%	6/01/15	CCC+	213,500
	Wireless Telecommunication Services – 3.0%

1,945	Cricket Communications Inc.	10.000%	7/15/15	B–	1,867,200

890	Metro Wireless Inc.	9.250%	11/01/14	B	836,600

950	Rogers Wireless Communications Inc.	8.000%	12/15/12	BB+	952,375
3,785	Total Wireless Telecommunication Services				3,656,175
$129,529	Total Corporate Bonds (cost $127,096,607)				117,686,182

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 4.7%

	U.S. Treasury Bonds/Notes – 4.7%

$5,700	United States of America Treasury Bonds/Notes (3)	3.380%	6/30/2013	AAA	$5,816,227
$5,700	Total U.S. Government and Agency Obligations (cost $5,788,871)				5,816,227

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.8%

$2,255	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/08, repurchase price $2,255,016, collateralized by $1,965,000 U.S. Treasury Bonds, 5.500%, due 8/15/28, value $2,303,963	0.100%	10/01/08	$2,255,010
$2,255	Total Short-Term Investments (cost $2,255,010)			2,255,010
	Total Investments (cost $136,386,989) – 103.2%			126,935,399

	Other Assets Less Liabilities – (3.2)%			(3,926,371)

	Net Assets – 100%			$123,009,028

Credit Default Swaps outstanding at September 30, 2008:

Counterparty	Referenced Entity	Buy/Sell Protection	Notional Amount	Fixed Rate	Termination Date	Value at September 30, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Freescale Seminconductor, Inc.	Sell	$1,000,000	3.250%	12/20/08	$(4,128)	$ (4,128)
Citibank	GMAC LLC	Sell	1,000,000	8.400	3/20/09	(127,742)	(127,742)
Citibank	Ford Motor Credit Company LLC	Sell	2,000,000	5.000	9/20/13	(782,236)	(402,236)
Credit Suisse	Lehman Brothers Holding Inc.	Sell	1,950,000	3.800	6/20/09	(1,645,898)	(1,645,898)
Credit Suisse	International Lease Finance Corporation	Sell	1,000,000	2.000	6/20/09	(58,499)	(58,499)
Goldman Sachs	Georgia-Pacific LLC	Sell	2,900,000	2.250	6/20/09	(2,312)	(2,312)
Goldman Sachs	Smurfit-Stone Container Enterprises, Inc.	Sell	2,900,000	3.600	6/20/09	(10,321)	(10,321)
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	1,950,000	5.000	6/20/09	(58,827)	(14,952)
Goldman Sachs	K. Hovnanian Enterprises, Inc.	Sell	1,000,000	5.000	6/20/09	(30,168)	(5,168)
Goldman Sachs	DJ Investment Grade CDX	Sell	30,000,000	5.000	6/20/13	(2,924,297)	(1,674,298)
Goldman Sachs	Visteon Corporation	Sell	1,000,000	5.000	9/20/13	(497,434)	(107,434)
JPMorgan	Ford Motor Credit Company LLC	Sell	1,000,000	6.500	3/20/09	(67,979)	(67,996)
							$ (4,120,984)

Total Return Swaps outstanding at September 30, 2008:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
JPMorgan (4)	Lehman Brothers U.S. High Yield Index	1-Month USD-LIBOR-BBA less 35 basis points	3/01/09	$15,000,000	$ (995,722)

Futures Contracts outstanding at September 30, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at September 30, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 5-Year Treasury Note	Long	50	12/08	$5,611,719	$14,152

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Investment has been pledged to collateralize the net payment obligations under credit default swap contracts.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate-British Bankers’ Association

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2008

	Short Duration	Multi-Strategy Income	High Yield
Assets
Investments, at value (cost $27,064,501, $68,038,900 and $134,131,979, respectively)	$26,753,713	$67,660,012	$124,680,389
Short-term investments (at cost, which approximates value)	4,908,048	21,186,758	2,255,010
Cash	—	14,497	1,067,484
Cash denominated in foreign currencies (cost $48,833, $47,804 and $0, respectively)	47,648	46,513	—
Deposits with brokers for open futures contracts (at cost, which approximates value)	371,640	305,571	683,053
Unrealized appreciation on forward foreign currency exchange contracts	206,804	342,279	—
Unrealized appreciation on interest rate swaps	93,773	172,003	—
Credit default swaps premiums paid	—	40,518	17
Interest rate swaps premiums paid	—	69,878	—
Receivables:
Due from broker (net of amounts uncollectible of $14,342, $7,996 and $0, respectively)	52,839	85,360	—
From advisor	70,810	32,767	64,188
Interest	324,642	390,452	3,040,111
Investments sold	—	8,351	235,907
Paydowns	—	7,167	—
Reclaims	—	—	1,729
Shares sold	2,150,189	74,819	544,023
Other assets	89	85	1,068
Total assets	34,980,195	90,437,030	132,572,979
Liabilities
Cash overdraft	15,258	—	—
Call swaptions written, at value (premiums received $8,229, $19,307 and $ –, respectively)	4,034	9,465	—
Unrealized depreciation on forward foreign currency exchange contracts	125,438	208,819	—
Unrealized depreciation on interest rate swaps	173,986	290,052	—
Unrealized depreciation on credit default swaps	43,022	184,050	4,120,984
Unrealized depreciation on total return swaps	—	—	995,722
Credit default swaps premiums received	1,125	271,876	2,088,874
Interest rate swaps premiums received	—	96,559	—
Payables:
Due to broker	—	—	151,005
Investments purchased	771,342	27,025,679	—
Shares redeemed	135,091	1,697,147	1,413,127
Variation margin on futures contracts	54,427	12,536	63,672
Accrued expenses:
12b-1 distribution and service fees	6,788	4,672	26,288
Other	80,236	65,982	147,555
Dividends payable	75,906	194,754	556,724
Total liabilities	1,486,653	30,061,591	9,563,951
Net assets	$33,493,542	$60,375,439	$123,009,028
Class A Shares
Net assets	$10,450,005	$6,786,797	$22,339,243
Shares outstanding	541,168	356,155	1,320,314
Net asset value per share	$19.31	$19.06	$16.92
Offering price per share (net asset value per share plus maximum sales charge of 2.00%, 3.75% and 4.75%, respectively, of offering price)	$19.70	$19.80	$17.76
Class B Shares
Net assets	N/A	$1,571,528	$2,585,491
Shares outstanding	N/A	82,057	152,932
Net asset value and offering price per share	N/A	$19.15	$16.91
Class C Shares
Net assets	$8,067,724	$2,531,023	$20,690,466
Shares outstanding	417,395	132,686	1,225,630
Net asset value and offering price per share	$19.33	$19.08	$16.88
Class R3 Shares
Net assets	$148,589	$149,939	$138,423
Shares outstanding	7,696	7,874	8,188
Net asset value and offering price per share	$19.31	$19.04	$16.91
Class I Shares (1)
Net assets	$14,827,224	$49,336,152	$77,255,405
Shares outstanding	768,251	2,589,810	4,570,802
Net asset value and offering price per share	$19.30	$19.05	$16.90

Net Assets Consist of:
Capital paid-in	$34,104,649	$61,068,033	$140,453,173
Undistributed (Over-distribution of) net investment income	(52,294)	(71,706)	(177,137)
Accumulated net realized gain (loss) from investments and derivative transactions	(262,375)	(146,774)	(2,712,864)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(296,438)	(474,114)	(14,554,144)
Net assets	$33,493,542	$60,375,439	$123,009,028

N/A – Short Duration does not offer Class B Shares.

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended September 30, 2008

	Short Duration	Multi-Strategy Income	High Yield
Investment Income	$1,052,234	$1,316,476	$7,536,736
Expenses
Management fees	83,064	123,199	581,579
12b-1 service fees – Class A	15,203	14,818	48,432
12b-1 distribution and service fees – Class B	N/A	9,509	24,535
12b-1 distribution and service fees – Class C	45,018	21,401	151,256
12b-1 distribution and service fees – Class R3	119	120	119
Shareholders’ servicing agent fees and expenses	7,056	9,708	42,059
Custodian’s fees and expenses	45,134	65,501	51,402
Trustees’ fees and expenses	522	536	2,182
Professional fees	55,246	55,114	97,761
Shareholders’ reports – printing and mailing expenses	18,612	27,251	105,902
Federal and state registration fees	84,268	74,689	85,297
Other expenses	2,546	6,181	4,273
Total expenses before custodian fee credit and expense reimbursement	356,788	408,027	1,194,797
Custodian fee credit	(2,608)	(897)	(5,993)
Expense reimbursement	(213,388)	(238,979)	(388,878)
Net expenses	140,792	168,151	799,926
Net investment income	911,442	1,148,325	6,736,810
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	49,715	183,871	(1,566,766)
Forwards	(38,595)	39,324	—
Futures	245,040	171,878	866,050
Swaps	(129,473)	(87,439)	(1,393,394)
Call swaptions written	6,334	6,334	—
Foreign currencies	52,710	36,695	—
Change in net unrealized appreciation (depreciation) of:
Investments	(511,873)	(491,775)	(8,930,916)
Forwards	143,064	195,158	—
Futures	32,378	54,717	14,152
Swaps	(115,856)	(294,720)	(5,237,866)
Call swaptions written	4,195	9,842	—
Foreign currencies	(1,236)	(1,300)	—
Net realized and unrealized gain (loss)	(263,597)	(177,415)	(16,248,740)
Net increase (decrease) in net assets from operations	$647,845	$970,910	$(9,511,930)

N/A – Short Duration does not offer Class B Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Short Duration		Multi-Strategy Income		High Yield
	Year Ended 9/30/08	Year Ended 9/30/07	Year Ended 9/30/08	Year Ended 9/30/07	Year Ended 9/30/08	Year Ended 9/30/07
Operations
Net investment income	$911,442	$561,484	$1,148,325	$642,173	$6,736,810	$1,565,971
Net realized gain (loss) from:
Investments	49,715	6,611	183,871	2,534	(1,566,766)	153,907
Forwards	(38,595)	(48,734)	39,324	(48,639)	—	—
Futures	245,040	24,783	171,878	(146)	866,050	65,944
Swaps	(129,473)	(30,427)	(87,439)	(30,102)	(1,393,394)	(28,110)
Call options written	6,334	(2,476)	6,334	(2,476)	—	—
Foreign currencies	52,710	5,971	36,695	6,035	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(511,873)	220,666	(491,775)	134,521	(8,930,916)	(484,710)
Forwards	143,064	(59,326)	195,158	(59,326)	—	—
Futures	32,378	17,097	54,717	1,980	14,152	2,403
Swaps	(115,856)	(12,090)	(294,720)	(12,090)	(5,237,866)	92,502
Call swaptions written	4,195	—	9,842	—	—	—
Foreign currencies	(1,236)	(309)	(1,300)	(385)	—	—
Net increase (decrease) in net assets from operations	647,845	683,250	970,910	634,079	(9,511,930)	1,367,907
Distributions to Shareholders
From undistributed net investment income:
Class A	(290,253)	(48,349)	(292,366)	(79,802)	(1,426,993)	(358,595)
Class B	N/A	N/A	(51,747)	(6,419)	(165,305)	(82,930)
Class C	(177,127)	(49,880)	(88,831)	(39,516)	(1,019,393)	(322,597)
Class R3	(1,093)	—	(1,197)	—	(1,315)	—
Class I (1)	(528,270)	(461,428)	(891,644)	(489,073)	(4,849,177)	(775,076)
Tax return of capital:
Class A	—	—	—	—	(124,654)	—
Class B	N/A	N/A	—	—	(10,895)	—
Class C	—	—	—	—	(89,396)	—
Class R3	—	—	—	—	(609)	—
Class I (1)	—	—	—	—	(451,179)	—
Decrease in net assets from distributions to shareholders	(996,743)	(559,657)	(1,325,785)	(614,810)	(8,138,916)	(1,539,198)
Fund Share Transactions
Proceeds from sale of shares	31,098,446	7,140,810	51,715,559	5,378,109	184,072,706	23,979,450
Proceeds from shares issued to shareholders due to reinvestment of distributions	369,635	31,208	292,012	38,228	3,749,575	251,687
	31,468,081	7,172,018	52,007,571	5,416,337	187,822,281	24,231,137
Cost of shares redeemed	(13,703,057)	(2,326,533)	(6,298,454)	(1,636,087)	(77,271,516)	(4,975,626)
Net increase (decrease) in net assets from Fund share transactions	17,765,024	4,845,485	45,709,117	3,780,250	110,550,765	19,255,511
Net increase (decrease) in net assets	17,416,126	4,969,078	45,354,242	3,799,519	92,899,919	19,084,220
Net assets at the beginning of year	16,077,416	11,108,338	15,021,197	11,221,678	30,109,109	11,024,889
Net assets at the end of year	$33,493,542	$16,077,416	$60,375,439	$15,021,197	$123,009,028	$30,109,109
Undistributed (Over-distribution of) net investment income at the end of year	$(52,294)	$(40,274)	$(71,706)	$(41,206)	$(177,137)	$134,597

N/A – Short Duration does not offer Class B Shares.

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Short Duration Bond Fund (“Short Duration”), Nuveen Multi-Strategy Income Fund (“Multi-Strategy Income”) and Nuveen High Yield Bond Fund (“High Yield”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust in 1998.

Short Duration’s investment objective is to provide high current income consistent with minimal fluctuations of principal. The Fund will ordinarily invest at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years.

Multi-Strategy Income’s investment objective is to provide total return. The Fund will ordinarily invest at least 80% of its net assets in fixed income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years.

High Yield’s investment objective is to maximize total return. The Fund will ordinarily invest at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

For Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007, that have not been redeemed are no longer be subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

On August 4, 2008, each Fund began offering Class R3 Shares to certain retirement plan clients of financial intermediaries.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of bonds and other securities in each Fund’s investment portfolio are generally provided by one or more independent pricing services approved by the Fund’s Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value bonds and other securities traded in the over-the-counter (“OTC”) market at the mean of the bid and asked prices when current quotations are readily available. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of interest rate swaps are provided by an independent pricing service approved by each Fund’s Board of Trustees. Credit default swaps are valued using a market quote provided by major broker/dealers in such investments. Total return swaps are valued by comparing the return of the underlying index at the valuation date with the value at the original effective date of the contract. The value of put options and options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. The pricing services or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s net asset value (NAV) is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed

Notes to Financial Statements (continued)

the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2008, Short Duration and Multi-Strategy Income had outstanding when-issued/delayed delivery purchase commitments of $771,342 and $27,025,679, respectively. There were no such outstanding purchase commitments in High Yield.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended September 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Sales Charges and 12b-1 Fees

Each Fund offers Class A, C, R3 and I Shares. During the period October 1, 2007 through April 30, 2008, Multi-Strategy Income and High Yield offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R3 and I Shares are available only under limited circumstances.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates, if any, are included in “Net realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” on the Statement of Operations.

The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and the Adviser performs ongoing monitoring and evaluation of all the counterparties of each Fund. High Yield did not enter into forward foreign currency exchange contracts during the fiscal year ended September 30, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in a Fund’s portfolio may be identified as collateral in accordance with the terms of the respective swap contract.

Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal).

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements (continued)

As of September 30, 2008, High Yield’s portfolio included a total return swap with respect to the Lehman Brothers U.S. High Yield Index in the notional amount of $15,000,000. Because on that date the Fund had approximately $3,300,000 of cash and short-term investments, the swap effectively caused the Fund to have approximately $11,700,000 of additional exposure to the fixed-income securities market than the Fund’s net assets of approximately $123,000,000. This means that the Fund had “economically leveraged” its investments in the fixed-income market on that date to the extent of that additional exposure. Such economic leverage resulted in the Fund, on that date, and for a period before that date and continuing thereafter, experiencing greater losses in a declining market, and greater gains in a rising market, than if it were not leveraged in such manner.

Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party. A Fund may enter into a credit default contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a purchaser of a credit default swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. As a seller of a credit default contract, the Fund generally receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Swap contracts are valued daily. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Income received or paid by the Fund on a swap contract is reported as a realized gain or loss on the Statement of Operations. Additionally, realized gains or losses are recorded upon the termination of a swap contract and are equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Notional principal amounts are used to express the extent of involvement in these transactions, reducing the amounts potentially subject to counterparty credit risk are generally much smaller, except with respect to credit default swaps.

Entering into these contracts involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that there may be unfavorable changes in interest rates, and default by the counterparty on its obligation to perform or disagree as to the meaning of the contractual terms in the contracts. If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the contracts related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which a Fund purchases or sells mortgage-backed securities for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) securities on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as “MDR” for each of the Funds, when applicable. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and included in Investment Income on the Statement of Operations. Dollar rolls are valued daily. Multi-Strategy Income was the only Fund to invest in dollar rolls during the fiscal year ended September 30, 2008.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Short Sales

Each Fund is authorized to make short sales of debt securities. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets with an equivalent amount of the securities sold short. The Funds are obligated to pay to the parties to which the securities were sold short, interest earned on the debt securities and records such amounts as an expense on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in “Change in net unrealized appreciation (depreciation) of investments” on the Statement of Operations. None of the Funds made short sales of debt securities during the fiscal year ended September 30, 2008.

Options Transactions

Each Fund is authorized to purchase put options and write (sell) call options on securities, swaps or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of a call option, bears the risk of an unfavorable change in the market value of the security, swap or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. High Yield did not enter into options transactions during the fiscal year ended September 30, 2008.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker

On September 15, 2008, Lehman Brothers Holding, Inc. (“LBHI”, and, together with its subsidiaries, “Lehman”) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of LBHI subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to terminate Lehman foreign exchange, derivative and other transactions and quantify other exposures. The Funds expect to file claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds’ net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Funds discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds’ expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized in “Due from broker” on the Statement of Assets and Liabilities and “Net realized gain (loss)” on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Fund Shares

Transactions in Fund shares were as follows:

	Short Duration
	Year Ended 9/30/08		Year Ended 9/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	723,747	$14,190,285	266,251	$5,129,398
Class C	502,984	9,869,595	102,474	1,977,713
Class R3	7,696	150,035	—	—
Class I	352,328	6,888,531	1,748	33,699
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,681	247,583	1,348	26,049
Class C	4,166	81,280	246	4,744
Class R3	—	—	—	—
Class I	2,092	40,772	22	415
	1,605,694	31,468,081	372,089	7,172,018
Shares redeemed:
Class A	(406,659)	(7,958,837)	(79,036)	(1,518,522)
Class C	(206,123)	(4,031,802)	(41,757)	(805,880)
Class R3	—	—	—	—
Class I	(87,579)	(1,712,418)	(110)	(2,131)
	(700,361)	(13,703,057)	(120,903)	(2,326,533)
Net increase (decrease)	905,333	$17,765,024	251,186	$4,845,485

	Multi-Strategy Income
	Year Ended 9/30/08		Year Ended 9/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	260,475	$5,062,581	172,467	$3,309,211
Class B	77,283	1,508,325	27,876	536,200
Class C	85,963	1,671,006	76,524	1,476,814
Class R3	7,874	150,027	—	—
Class I	2,269,159	43,323,620	2,921	55,884
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,690	167,690	1,076	20,725
Class B	1,737	33,646	79	1,516
Class C	1,932	37,393	784	15,125
Class R3	—	—	—	—
Class I	2,794	53,283	45	862
	2,715,907	52,007,571	281,772	5,416,337
Shares redeemed:
Class A	(83,166)	(1,613,678)	(69,873)	(1,339,777)
Class B	(21,475)	(417,814)	(6,071)	(117,155)
Class C	(36,944)	(715,599)	(9,342)	(179,155)
Class R3	—	—	—	—
Class I	(184,734)	(3,551,363)	—	—
	(326,319)	(6,298,454)	(85,286)	(1,636,087)
Net increase (decrease)	2,389,588	$45,709,117	196,486	$3,780,250

	High Yield
	Year Ended 9/30/08		Year Ended 9/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,094,648	$39,118,307	584,929	$11,523,605
Class A – automatic conversion of Class B shares	1,273	23,919	—	—
Class B	67,524	1,264,202	112,044	2,216,388
Class C	1,002,697	18,770,031	475,139	9,391,628
Class R3	8,188	149,999	—	—
Class I	6,596,349	124,746,248	42,711	847,829
Shares issued to shareholders due to reinvestment of distributions:
Class A	45,516	842,054	7,423	146,461
Class B	2,986	55,210	1,310	25,834
Class C	19,692	362,008	3,422	67,280
Class R3	—	—	—	—
Class I	135,360	2,490,303	619	12,112
	9,974,233	187,822,281	1,227,597	24,231,137
Shares redeemed:
Class A	(1,286,613)	(23,506,845)	(149,463)	(2,903,480)
Class B	(11,278)	(210,976)	(29,580)	(575,728)
Class B – automatic conversion to Class A shares	(1,274)	(23,919)	—	—
Class C	(238,650)	(4,391,763)	(71,712)	(1,403,784)
Class R3	—	—	—	—
Class I	(2,700,308)	(49,138,013)	(4,811)	(92,634)
	(4,238,123)	(77,271,516)	(255,566)	(4,975,626)
Net increase (decrease)	5,736,110	$110,550,765	972,031	$19,255,511

3. Investment Transactions

Purchases and sales (including maturities but excluding put options purchased, call swaptions written, dollar rolls, derivative transactions and short-term investments) for the fiscal year ended September 30, 2008, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Purchases:
Investment securities	$14,655,251	$100,420,892	$220,444,278
U.S. Government and agency obligations	16,894,573	30,997,286	7,199,600
Sales and maturities:
Investment securities	5,118,506	69,039,855	116,067,328
U.S. Government and agency obligations	12,232,634	9,700,415	—

Transactions in call swaptions written for Short Duration and Multi-Strategy Income during the fiscal year ended September 30, 2008, were as follows:

	Short Duration		Multi-Strategy Income
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Call swaptions outstanding, beginning of year	—	—	—	—
Call swaptions written	2,080,000	14,563	3,130,000	25,641
Call swaptions expired	(1,300,000)	(6,334)	(1,300,000)	(6,334)
Call swaptions outstanding, end of the year	780,000	8,229	1,830,000	19,307

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of foreign currency transaction gains and losses, paydown gains and losses, amortization of premium and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of

Notes to Financial Statements (continued)

Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2008, the cost of investments was as follows:

	Short Duration	Multi- Strategy Income	High Yield
Cost of investments	$32,071,894	$89,208,621	$136,615,466

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2008, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Gross unrealized:
Appreciation	$82,522	$638,944	$83,461
Depreciation	(492,655)	(1,000,795)	(9,763,528)
Net unrealized appreciation (depreciation) of investments	$(410,133)	$(361,851)	$(9,680,067)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2008, the Funds’ tax year end, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Undistributed net ordinary income*	$282,012	$313,039	$—
Undistributed net long-term capital gains	—	—	—

* Undistributed net ordinary income has not been reduced for the dividend declared on September 9, 2008, paid on October 1, 2008. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2008 and September 30, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Short Duration	Multi- Strategy Income	High Yield
Distributions from net ordinary income*	$931,251	$1,125,551	$6,753,139
Distributions from net long-term capital gains	—	—	—
Tax return of capital	—	—	676,733

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

2007	Short Duration	Multi- Strategy Income	High Yield
Distributions from net ordinary income*	$543,810	$598,765	$1,427,691
Distributions from net long-term capital gains	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2008, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Duration	Multi- Strategy Income	High Yield
Expiration:
September 30, 2014	$54,933	$—	$87,327
September 30, 2015	141,618	106,777	131,724
September 30, 2016	—	—	139,565
Total	$196,551	$106,777	$358,616

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through September 30, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Short Duration	High Yield
Post-October capital losses	$—	$2,340,092
Post-October currency losses	77,669	—

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Short Duration Fund-Level Fee Rate	Multi-Strategy Income Fund-Level Fee Rate	High Yield Fund-Level Fee Rate
For the first $125 million	.2000%	.3000%	.4000%
For the next $125 million	.1875	.2875	.3875
For the next $250 million	.1750	.2750	.3750
For the next $500 million	.1625	.2625	.3625
For the next $1 billion	.1500	.2500	.3500
For net assets over $2 billion	.1250	.2250	.3250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2008, the complex-level fee rate was .1947%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen-sponsored funds in the United States, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen-sponsored funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to reimburse all expenses other than management fees, 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses for each Fund through January 31, 2009. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Notes to Financial Statements (continued)

During the fiscal year ended September 30, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Short Duration	Multi- Strategy Income	High Yield
Sales charges collected (Unaudited)	$8,048	$16,068	$360,316
Paid to financial intermediaries (Unaudited)	6,412	14,059	327,539

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Short Duration	Multi- Strategy Income	High Yield
Commission advances (Unaudited)	$16,230	$15,615	$232,078

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2008, the Distributor retained such 12b-1 fees as follows:

	Short Duration	Multi- Strategy Income	High Yield
12b-1 fees retained (Unaudited)	$14,698	$17,788	$118,735

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2008, as follows:

	Short Duration	Multi- Strategy Income	High Yield
CDSC retained (Unaudited)	$5,406	$5,724	$31,279

At September 30, 2008, Nuveen owned 491,804 and 416,249 shares of Class I of Short Duration and Multi-Strategy Income, respectively, along with 7,696 and 7,874 shares of Class R3 of Short Duration and Multi-Strategy Income. At September 30, 2008, the Adviser owned 125, 125 and 250 shares of Short Duration Class A, C and R, respectively, and 125 shares of each of Multi-Strategy Income’s Class A, B, C and I.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS No. 157)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of September 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 133-1 and FIN45-4.

In September 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. This FSP is effective for annual and interim reporting periods ending after November 15, 2008.

This FSP amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument; amends FASB Interpretation No.45 to require additional disclosure about the current status of the payment/performance risk of a guarantee; and clarifies the FASB’s intent about the effective date of FASB Statement No. 161. As of September 30, 2008, management does not believe the adoption of this FSP will impact the financial statement amounts; however, additional disclosures may be required.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their net investment income which were paid on November 3, 2008, to shareholders of record on October 30, 2008, as follows:

	Short Duration	Multi- Strategy Income	High Yield
Dividend per share:
Class A	$.0745	$.0800	$.1220
Class B	N/A	.0675	.1105
Class C	.0620	.0675	.1105
Class R3	.0710	.0760	.1175
Class I	.0785	.0840	.1260

N/A – Short Duration is not authorized to issue Class B shares.

Financial Highlights

Class (Commencement Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
SHORT DURATION												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)
Class A (12/04)
2008	$19.40	$.84		$(.05)	$.79	$(.88)	$—	$(.88)	$19.31	4.03%	$10,450	1.63%		3.26%		.64%		4.26%		.62%		4.27%		90%
2007	19.24	.91		.12	1.03	(.87)	—	(.87)	19.40	5.49	4,101	1.93		3.37		.62		4.67		.58		4.71		138
2006	19.69	.77		(.14)	.63	(1.08)	—	(1.08)	19.24	3.29	439	3.41		1.25		.64		4.02		.61		4.05		234
2005(f)	20.00	.43		(.53)	(.10)	(.21)	—	(.21)	19.69	.66	2	1.52	*	2.15	*	.91	*	2.75	*	.89	*	2.77	*	140
Class C (12/04)
2008	19.42	.70		(.05)	.65	(.74)	—	(.74)	19.33	3.19	8,068	2.42		2.54		1.39		3.57		1.38		3.58		90
2007	19.26	.73		.16	.89	(.73)	—	(.73)	19.42	4.71	2,260	2.42		2.71		1.38		3.76		1.34		3.80		138
2006	19.69	.63		(.14)	.49	(.92)	—	(.92)	19.26	2.54	1,067	3.52		1.09		1.36		3.25		1.33		3.28		234
2005(f)	20.00	.31		(.48)	(.17)	(.14)	—	(.14)	19.69	.09	2	2.27	*	1.40	*	1.66	*	2.00	*	1.64	*	2.02	*	140
Class R3 (8/08)
2008(h)	19.49	—	**	(.04)	(.04)	(.14)	—	(.14)	19.31	(.40)	149	2.98	*	(2.24	)*	.87	*	(.13	)*	.87	*	(.13	)*	90
Class I (12/04)(g)
2008	19.38	.88		(.03)	.85	(.93)	—	(.93)	19.30	4.29	14,827	1.36		3.52		.39		4.49		.37		4.50		90
2007	19.21	.92		.17	1.09	(.92)	—	(.92)	19.38	5.82	9,717	1.34		3.76		.38		4.72		.34		4.76		138
2006	19.68	.77		(.11)	.66	(1.13)	—	(1.13)	19.21	3.46	9,602	1.44		3.07		.53		3.97		.51		4.00		234
2005(f)	20.00	.47		(.56)	(.09)	(.23)	—	(.23)	19.68	.79	9,835	1.27	*	2.40	*	.66	*	3.00	*	.64	*	3.02	*	140

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	Excluding dollar roll transactions.
(f)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MULTI-STRATEGY INCOME											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)
Class A (12/04)
2008	$19.28	$.95	$(.23)	$.72	$(.94)	$—	$(.94)	$19.06	3.57%	$6,787	1.72%		3.91%		.74%		4.90%		.73%		4.91%		289%
2007	19.29	1.00	(.08)	.92	(.93)	—	(.93)	19.28	4.92	3,281	2.32		3.59		.73		5.17		.72		5.18		278
2006	19.73	.88	(.34)	.54	(.98)	—	(.98)	19.29	2.86	1,282	4.46		.90		.75		4.62		.71		4.66		241
2005(f)	20.00	.54	(.55)	(.01)	(.26)	—	(.26)	19.73	1.37	2	1.76	*	2.69	*	1.02	*	3.43	*	1.00	*	3.46	*	155
Class B (12/04)
2008	19.34	.85	(.25)	.60	(.79)	—	(.79)	19.15	3.04	1,572	2.30		3.36		1.27		4.39		1.26		4.39		289
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35	474	3.14		2.85		1.42		4.57		1.41		4.58		278
2006	19.73	.74	(.35)	.39	(.82)	—	(.82)	19.30	2.06	51	3.54		1.68		1.38		3.84		1.34		3.88		241
2005(f)	20.00	.42	(.49)	(.07)	(.20)	—	(.20)	19.73	.81	2	2.51	*	1.94	*	1.77	*	2.69	*	1.75	*	2.71	*	155
Class C (12/04)
2008	19.30	.80	(.23)	.57	(.79)	—	(.79)	19.08	2.84	2,531	2.48		3.14		1.49		4.14		1.48		4.14		289
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19	1,578	2.98		2.85		1.48		4.34		1.47		4.36		278
2006	19.73	.73	(.35)	.38	(.82)	—	(.82)	19.29	2.01	266	3.65		1.69		1.44		3.90		1.39		3.94		241
2005(f)	20.00	.42	(.49)	(.07)	(.20)	—	(.20)	19.73	.81	2	2.51	*	1.94	*	1.77	*	2.69	*	1.75	*	2.71	*	155
Class R3 (8/08)
2008(h)	19.05	.05	.09	.14	(.15)	—	(.15)	19.04	.64	150	1.76	*	1.00	*	.99	*	1.77	*	.99	*	1.77	*	289
Class I (12/04)(g)
2008	19.28	.86	(.10)	.76	(.99)	—	(.99)	19.05	3.83	49,336	1.40		3.55		.49		4.47		.48		4.47		289
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29	9,689	1.86		3.87		.48		5.24		.47		5.26		278
2006	19.72	.86	(.29)	.57	(1.03)	—	(1.03)	19.26	3.03	9,623	1.84		3.24		.63		4.44		.59		4.48		241
2005(f)	20.00	.58	(.58)	(.00)	(.28)	—	(.28)	19.72	1.51	9,854	1.51	*	2.94	*	.77	*	3.68	*	.75	*	3.71	*	155

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	Excluding dollar roll transactions.
(f)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.

See accompanying notes to financial statements.

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
HIGH YIELD												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (12/04)
2008	$19.55	$1.25	$(2.41)	$(1.16)	$(1.35)	$—	$(.12)	$(1.47)	$16.92	(6.41)%	$22,339	1.21%		6.35%		.84%		6.72%		.83%		6.73%		141%
2007	19.37	1.55	.08	1.63	(1.45)	—	—	(1.45)	19.55	8.61	9,100	1.83		6.85		.83		7.85		.82		7.87		160
2006	19.39	1.33	.16	1.49	(1.51)	—	—	(1.51)	19.37	8.01	438	1.94		5.87		.85		6.96		.78		7.03		115
2005(e)	20.00	.86	(1.04)	(.18)	(.43)	—	—	(.43)	19.39	1.56	2	1.68	*	5.10	*	1.17	*	5.61	*	1.14	*	5.63	*	69
Class B (12/04)
2008	19.53	1.08	(2.37)	(1.29)	(1.25)	—	(.08)	(1.33)	16.91	(7.17)	2,585	2.00		5.35		1.59		5.76		1.58		5.76		141
2007	19.36	1.34	.14	1.48	(1.31)	—	—	(1.31)	19.53	7.82	1,855	2.50		5.86		1.58		6.78		1.57		6.79		160
2006	19.39	1.13	.19	1.32	(1.35)	—	—	(1.35)	19.36	7.07	217	2.69		4.86		1.57		5.97		1.51		6.04		115
2005(e)	20.00	.75	(.99)	(.24)	(.37)	—	—	(.37)	19.39	.99	2	2.43	*	4.35	*	1.92	*	4.86	*	1.89	*	4.88	*	69
Class C (12/04)
2008	19.51	1.10	(2.40)	(1.30)	(1.22)	—	(.11)	(1.33)	16.88	(7.13)	20,690	1.99		5.50		1.59		5.91		1.58		5.92		141
2007	19.35	1.38	.09	1.47	(1.31)	—	—	(1.31)	19.51	7.72	8,620	2.54		6.06		1.58		7.02		1.57		7.03		160
2006	19.39	1.13	.18	1.31	(1.35)	—	—	(1.35)	19.35	7.01	678	2.69		4.89		1.59		5.99		1.52		6.05		115
2005(e)	20.00	.75	(.99)	(.24)	(.37)	—	—	(.37)	19.39	.99	2	2.43	*	4.35	*	1.92	*	4.86	*	1.89	*	4.88	*	69
Class R3 (8/08)
2008(g)	19.32	.09	(1.26)	(1.17)	(.17)	—	(.07)	(.24)	16.91	(6.57)	138	1.70	*	2.44	*	1.07	*	3.07	*	1.07	*	3.07	*	141
Class I (12/04)(f)
2008	19.53	1.31	(2.42)	(1.11)	(1.39)	—	(.13)	(1.52)	16.90	(6.18)	77,255.97			6.64		.59		7.03		.59		7.04		141
2007	19.35	1.45	.23	1.68	(1.50)	—	—	(1.50)	19.53	8.89	10,534	1.43		6.51		.58		7.35		.56		7.37		160
2006	19.40	1.37	.14	1.51	(1.56)	—	—	(1.56)	19.35	8.14	9,692	1.44		6.39		.76		7.06		.70		7.13		115
2005(e)	20.00	.90	(1.05)	(.15)	(.45)	—	—	(.45)	19.40	1.79	9,692	1.43	*	5.35	*	.92	*	5.85	*	.89	*	5.88	*	69

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Income Fund, and Nuveen High Yield Bond Fund (each a series of the Nuveen Investment Trust III, hereafter referred to as the “Funds”) at September 30, 2008 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for the years then ended and for the period December 20, 2004 (commencement of operations) through September 30, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 24, 2008

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements for the Funds for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreement (each, an “Advisory Agreement”) between a Fund and Nuveen Asset Management (“NAM”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Funds’ other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Multi-Strategy Income Fund (which has been reclassified in a more appropriate peer group in 2007).

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Annual Investment Management Agreement Approval Process (continued)

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any Rule 12b-1 plan. The Independent Board Members, therefore, considered the Rule 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. In this regard, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

Distribution Information: The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended September 30, 2008: Short Duration, Multi-Strategy Income and High Yield hereby designate 100.00%, 98.67% and approximately 100.00% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2008.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-INV3-0908D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Income Fund	28,497	0	2,700	0
High Yield Bond Fund	67,848	0	2,700	0
Short Duration Bond Fund	28,790	0	2,700	0

Total	$125,135	$0	$8,100	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Income Fund	0	0	0	0
High Yield Bond Fund	0	0	0	0
Short Duration Bond Fund	0	0	0	0

Fiscal Year Ended September 30, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Income Fund	23,890	0	47	0
High Yield Bond Fund	33,627	0	53	0
Short Duration Bond Fund	22,964	0	48	0

Total	$80,481	$0	$148	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Income Fund	0	0	0	0
High Yield Bond Fund	0	0	0	0
Short Duration Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended September 30, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended September 30, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Income Fund	2,700	0	0	2,700
High Yield Bond Fund	2,700	0	0	2,700
Short Duration Bond Fund	2,700	0	0	2,700

Total	$8,100	$0	$0	$8,100

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended September 30, 2007	Total Non-Audit Fees Billed to Trust	Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Income Fund	47	0	0	47
High Yield Bond Fund	53	0	0	53
Short Duration Bond Fund	48	0	0	48

Total	$148	$0	$0	$148

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date December 8, 2008

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date December 8, 2008